                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(3)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INSPIRE INSURANCE SOLUTIONS, INC.
                (Name of Registrant As Specified in its Charter)

   ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $___________

    (4) Proposed maximum aggregate value of transaction: $___________

    (5) Total fee paid: $___________

[ ] Fee paid previously with preliminary materials:  $_____________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                                                              PRELIMINARY COPIES


                        INSPIRE INSURANCE SOLUTIONS, INC.
                               300 BURNETT STREET
                          FORT WORTH, TEXAS 76102-2799

              NOTICE OF THE 1998 ANNUAL MEETING OF THE SHAREHOLDERS
                            TO BE HELD APRIL 21, 1998

To the Shareholders
  of INSpire Insurance Solutions, Inc.:

         INSpire Insurance Solutions, Inc., a Texas corporation (the "Company"), cordially invites you to attend the 1998 annual meeting of its shareholders at the Worthington Hotel, 200 Main Street, Fort Worth, Texas 76102, on April 21, 1998, at 10:00 a.m. local time, for the following purposes:

                  (1) To elect one director to the class of directors whose three-year term will expire in 2001;

                  (2) To consider and vote upon a proposal to approve and ratify the Company's Second Amended and Restated 1997 Stock Option Plan;

                  (3) To consider and vote upon a proposal to amend the Company's 1997 Director Stock Option Plan;

                  (4) To consider and vote upon a proposal to authorize any officer or officers of the Company to negotiate, and to cause the Company to enter into, a lease agreement with respect to certain office space used by the Company;

                  (5) To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1998; and

                  (6) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors of the Company has established the close of business on March 2, 1998 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Any shareholder may examine the list of shareholders as of the record date at the offices of the Company in Fort Worth, Texas, during regular business hours on any business day prior to the annual meeting or any adjournment thereof.

         A description of certain of the Company's activities during 1997 and the Company's financial statements for the year ended December 31, 1997 are contained in the accompanying 1997 Annual Report and Form 10-K. The Annual Report and Form 10-K do not form any part of the material for solicitation of proxies.

         SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE ANNUAL MEETING, TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. IF A SHAREHOLDER WHO HAS SUBMITTED A PROXY ATTENDS THE ANNUAL MEETING IN PERSON, SUCH SHAREHOLDER MAY REVOKE THE PROXY AND VOTE IN PERSON ON ALL MATTERS SUBMITTED AT THE ANNUAL MEETING.

                                       By Order of the Board of Directors,


                                       F. George Dunham, III
                                       President, Chief Executive Officer
                                          and Chairman of the Board of Directors

April 1, 1998
Fort Worth, Texas

                                                              PRELIMINARY COPIES



                        INSPIRE INSURANCE SOLUTIONS, INC.
                               300 BURNETT STREET
                          FORT WORTH, TEXAS 76102-2799

                                 PROXY STATEMENT

                     1998 ANNUAL MEETING OF THE SHAREHOLDERS
                            TO BE HELD APRIL 21, 1998



                                  INTRODUCTION

         The board of directors (the "Board of Directors") of INSpire Insurance Solutions, Inc., a Texas corporation (the "Company"), hereby solicits your proxy on behalf of the Company for use at the 1998 annual meeting of the Company's shareholders and any continuation of such meeting pursuant to any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Worthington Hotel, 200 Main Street, Fort Worth, Texas 76102, on April 21, 1998, at 10:00 a.m. local time.

         The Company's principal executive office is located at 300 Burnett Street, Fort Worth, Texas 76102-2799. The Company's telephone number is (817) 348-3999.

         The Company will mail this proxy statement (this "Proxy Statement") and the accompanying proxy card (the "Proxy Card") on or about April 1, 1998. The date of this Proxy Statement is April 1, 1998.

                         PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, the holders of record (the "Shareholders") of shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company on March 2, 1998 will vote upon the following matters:

                  (1) The proposal to elect R. Earl Cox, III as director to the Company's Board of Directors for a term of three
                         (3) years;

                  (2) The proposal to approve and ratify the Company's Second Amended and Restated 1997 Stock Option Plan;

                  (3) The proposal to amend the Company's 1997 Director Stock Option Plan;

                  (4) The proposal to authorize any officer or officers of the Company to negotiate, and to cause the Company to enter into, a lease agreement with respect to certain office space used by the Company;

                  (5) The ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1998; and

                  (6) The transaction of such other business as may properly come before the Annual Meeting.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that you vote "FOR" each of:

                  (1) The election of R. Earl Cox, III as director to the Company's Board of Directors for a term of three (3) years;

                                                              PRELIMINARY COPIES


                  (2) The approval and ratification of the Company's Second Amended and Restated 1997 Stock Option Plan;

                  (3) The amendment of the Company's 1997 Director Stock Option Plan;

                  (4) The authorization of any officer or officers of the Company to negotiate, and to cause the Company to enter into, a lease agreement with respect to certain office space used by the Company; and

                  (5) The ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1998.

         The Millers Mutual Fire Insurance Company ("Millers Mutual"), which owned approximately 37.8% of the Common Stock on March 2, 1998, has informed the Board of Directors that it intends to vote "FOR" each of the proposals.

                             RECORD DATE AND VOTING

RECORD DATE

         The Board of Directors has established the close of business on March 2, 1998 (the "Record Date"), as the record date for determining the Shareholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had 10,224,323 shares of Common Stock outstanding. The Company did not have any other shares of capital stock outstanding on the Record Date.

QUORUM, REQUIRED VOTE AND VOTING RIGHTS

         The presence, in person or by proxy, of the Shareholders holding a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Shares represented at the Annual Meeting but abstaining from voting on any or all matters and "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted for the purpose of determining the presence of a quorum at the Annual Meeting. The election inspectors appointed for the Annual Meeting will determine the number of shares of Common Stock present at the meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots. Unless a quorum is present at the Annual Meeting, no action may be taken at the meeting except the adjournment thereof until a later time.

         A plurality of the votes cast in person or by proxy is required to elect the nominee for director. Therefore, abstentions will have no effect with respect to the election of a director. A majority of the votes cast in person or by proxy is required to: (i) approve and ratify the Company's Second Amended and Restated 1997 Stock Option Plan; (ii) approve the amendment of the Company's 1997 Director Stock Option Plan; (iii) authorize any officer or officers of the Company to negotiate, and to cause the Company to enter into, a lease agreement with respect to certain office space used by the Company; and (iv) ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1998. Abstentions from voting on any of these proposals will have the effect of a negative vote with respect to such proposal because each such proposal requires the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Broker non-votes will be treated as not present and not entitled to vote with respect to each applicable proposal, and therefore will have no effect on the outcome of any of the proposals, including the election of a director.

         With respect to each proposal, each Shareholder will be entitled to one vote per share of Common Stock held as of the Record Date by such Shareholder.



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
                                                              PRELIMINARY COPIES


PROXIES

         F. George Dunham, III and Terry G. Gaines, the persons named as proxies on the Proxy Card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity (collectively, the "Proxyholders"). Messrs. Dunham and Gaines are officers of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated on such Proxy Card, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement.

         The Board of Directors does not intend to present, and has no information that others will present, any business at the Annual Meeting requiring a vote on any other matter. If any other matter requiring a vote properly comes before the Annual Meeting, the Proxyholders will vote the proxies that they hold in accordance with their best judgment, including voting them to adjourn the Annual Meeting to another time if a quorum is not present at the Annual Meeting or if they believe that an adjournment thereof is in the best interests of the Company.

         Each Shareholder giving a proxy has the power to revoke it at any time before the shares of Common Stock it represents are voted. Revocation of a proxy is effective upon receipt, at any time before the Annual Meeting is called to order, by the Secretary of the Company of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date than the preceding proxy. Additionally, a Shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

SHAREHOLDER LIST

         A list of Shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each Shareholder, will be open to the examination of any Shareholder for any purpose germane to the Annual Meeting during ordinary business hours commencing April 1, 1998, and continuing through the date of the Annual Meeting at the principal office of the Company, 300 Burnett Street, Fort Worth, Texas, 76102-2799.

SOLICITATION AGENT AND CERTAIN REIMBURSEMENTS

         The cost of solicitation of proxies will be borne by the Company. The Company has retained Morrow & Co., Inc. (the "Solicitation Agent") to solicit proxies in connection with the Annual Meeting. The Solicitation Agent may solicit proxies from the Shareholders and other persons in person or by mail, facsimile transmission, telephone, personal interview, or any other means. The Company will pay the Solicitation Agent a fee of $2,000 and reimburse it for its out-of-pocket expenses in connection with this solicitation. The Company also will reimburse banks, brokers, custodians, fiduciaries, nominees, securities dealers, trust companies, and other persons for the reasonable expenses that they incur when forwarding this Proxy Statement and the accompanying materials to the beneficial owners of shares of Common Stock. The directors and officers of the Company also may solicit proxies from Shareholders and other persons by any of the means described above. The Company will not pay these individuals any extra compensation for their participation in this solicitation.

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                                                              PRELIMINARY COPIES



                                   PROPOSAL 1
                              ELECTION OF DIRECTOR

GENERAL

         The Board of Directors currently consists of four directors. At the Annual Meeting, one director is to be elected for a term of three (3) years expiring at the annual meeting of Shareholders to be held in 2001. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT TO CONTINUE TO SERVE AS A DIRECTOR OF THE COMPANY. See "--Nominee" below.

         The three directors whose terms of office expire in 1999 and 2000 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "--Other Directors" below.

NOMINEE

         R. Earl Cox, III, age 64, has served as a director of the Company since 1996 and his current term as director expires at the 1998 Annual Meeting. Mr. Cox also served as a director of Millers Mutual and The Millers Casualty Insurance Company ("Millers Casualty") from March 1987 to June 1997. Since 1977, Mr. Cox has served as president of R.E. Cox Realty Co. and has been a co-owner of OFCO Office Furniture, Inc. since 1985. Mr. Cox has served as a director of KBK Capital Corp., a factoring company, since 1995 and a director and Chairman of the Board of Tandycraft, Inc., a manufacturer and retailer of craft products, since 1985.

OTHER DIRECTORS

         The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

                                                                               SERVED AS
                                                                               DIRECTOR          TERM
              NAME                 AGE        POSITION WITH COMPANY              SINCE          EXPIRES
              ----                 ---        ---------------------              -----          -------
F. George Dunham, III........      39     President, Chief Executive             1995            2000
                                          Officer, Chairman and Director
Harry E. Bartel..............      55     Director                               1996            2000
Mitch S. Wynne...............      39     Director                               1997            1999

         Mr. Dunham has served as President, Chief Executive Officer and a director of the Company since its inception in 1995. His current term as director expires in 2000. Mr. Dunham served from inception to March 1996 as Chairman of the Board of the Company and was again elected to that position in June 1997. From 1994 to June 1997, Mr. Dunham served as President and Chief Executive Officer of Millers Mutual and Millers Casualty. From 1992 to 1994, Mr. Dunham served as Executive Vice President and Chief Financial Officer of Millers Mutual and Millers Casualty. Mr. Dunham has served as a director of Millers Mutual and Millers Casualty since 1992, and in June 1997 he was elected Vice Chairman of the Board of both companies. For 1991 to 1992, Mr. Dunham served as Vice President - Finance of Lindsey Morden Claim Services, Inc., an insurance claim services and administration company.

         Mr. Bartel has served as a director of the Company since 1996 and his current term as director expires in 2000. Mr. Bartel also served as a director of Millers Mutual and Millers Casualty from March 1995 to June 1997. Mr. Bartel has been a partner with the law firm of Cantey & Hanger, L.L.P. since 1968.

                                                              PRELIMINARY COPIES


         Mr. Wynne was elected as a director of the Company in March 1997 and his current term as director expires in 1999. Mr. Wynne also served as a director of Millers Mutual and Millers Casualty from March 1997 to June 1997. Mr. Wynne has owned and operated Wynne Petroleum Company, an oil and gas production company, for more than five years.

EXECUTIVE OFFICERS

         Set forth below is a table identifying executive officers of the Company who are not identified herein as a director or nominee for director.

                     NAME                   AGE                        POSITION WITH COMPANY
                     ----                   ---                        ---------------------
         Ronald O. Lynn...............      60       Executive Vice President and Chief
                                                     Information Officer
         Terry G. Gaines..............      38       Executive Vice President, Chief Financial
                                                     Officer and Treasurer
         Robert K. Agazzi.............      54       Executive Vice President--Software and Systems
         Jeffrey W. Robinson..........      40       Executive Vice President--Outsourcing
         W. Scott Lewis...............      42       Senior Vice President--Software and Systems Sales and
                                                     Marketing
         James P. Strickland..........      31       Senior Vice President--Outsourcing Sales and Marketing

         Mr. Lynn has served as Executive Vice President and Chief Information Officer of the Company since March 1997 and, from March 1996 to March 1997, as Vice President of the Company. Mr. Lynn also served as Executive Vice President and Chief Information Officer from March 1997 to June 1997 and as Vice President from 1993 to March 1997 of Millers Mutual and Millers Casualty. From 1992 to 1993, Mr. Lynn served as Vice President of Harco National Insurance Company, where he was responsible for computer related functions. From 1988 to 1992, Mr. Lynn served as Assistant Vice President of Property and Casualty Processing Services for Policy Management Systems Corporation ("PMSC").

         Mr. Gaines has served as Executive Vice President and Chief Financial Officer of the Company since June 1997 and Treasurer of the Company since July 1997. From March 1997 to June 1997, Mr. Gaines served as Vice President - Finance and Administration of Federal Liaison Services, Inc., a software development company, and from March 1996 to March 1997 as a Product Manager for that company. From 1992 to February 1996, Mr. Gaines was Controller of the fixed income department of Rauscher Pierce Refsnes, Inc., a regional investment banking firm, where he also served as Vice President from August 1995 to February 1996. From 1989 to 1992 he served as Vice President - Finance of Richmond Petroleum Inc., an oil and gas company. Mr. Gaines is a Certified Public Accountant and was employed by Deloitte & Touche LLP from 1982 to 1989.

         Mr. Agazzi has served as Executive Vice President -- Software and Systems of the Company since July 1997. Mr. Agazzi served as President of Strategic Data Systems, Inc. ("SDS") from 1989 until July 1997 and as Vice President -- Marketing of SDS from 1983 to 1989. Prior to 1983, Mr. Agazzi served in various management positions with PMSC and several insurance and software development companies.

         Mr. Robinson has served as Executive Vice President -- Outsourcing of the Company since June 1997. From November 1996 to June 1997, Mr. Robinson served as Vice President -- Policy Life Cycle of the Company, Millers Mutual and Millers Casualty. From 1985 to March 1997, Mr. Robinson served in various management positions with PMSC including Vice President of the Risk Services Division. Prior to 1985, Mr. Robinson served in various management and analyst positions for Home Insurance Company and Business Computer Systems, an insurance processing and administration company.

         Mr. Lewis has served as Senior Vice President -- Software and Systems Sales and Marketing since January 1998, and from May 1997 to January 1998, as Executive Vice President -- Marketing. From 1988 to May 1997, Mr. Lewis served as Regional Sales Manager of The Wheatley Group, Ltd., a software development and

                                                              PRELIMINARY COPIES


policy and claims administration company. Prior to 1988, Mr. Lewis served in various sales and sales management positions with PMSC and other companies that develop software and sell administration services.

         Mr. Strickland joined the Company in January 1998 as Senior Vice President -- Outsourcing Sales and Marketing. From 1996 to January 1998, Mr. Strickland served as Vice President Integrated Business Services of Computer Sciences Corporation (formerly The Continuum Company, Inc.), a software development and policy and claims administration company for property and casualty and life insurance companies. From 1992 to 1996, Mr. Strickland served as Vice President Outsourcing Services for The Continuum Company, Inc. From 1988 to 1996, Mr. Strickland served as Director of Outsourcing Sales Support for Electronic Data Systems.

                                   MANAGEMENT

EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation with respect to the Chief Executive Officer of the Company and the Company's four most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers") for services rendered during 1997. During 1996 and 1995, Mr. Dunham was the President and Chief Executive Officer of both the Company and Millers Mutual, and Millers Mutual paid all compensation of Mr. Dunham and certain other officers of the Company who were also officers of Millers Mutual. In turn, the Company paid Millers Mutual a management fee. Accordingly, the Company did not pay any compensation during 1995 or 1996 to any named executive officer. See "Certain Transactions."

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                       COMPENSATION
                                                       ANNUAL COMPENSATION(1)            SECURITIES
                                                     ---------------------------------   UNDERLYING        ALL OTHER
                                                     YEAR    SALARY($)     BONUS($)(2)   OPTIONS(#)      COMPENSATION($)
                                                     ----    ---------     -----------   ----------      ---------------
F. George Dunham, III............................    1997   175,000(3)     175,000        931,539            ---
   President, Chief Executive Officer
   and Chairman of the Board
Stuart H. Warrington ............................    1997   153,444(4)      37,718        158,362       75,413(5)
   Executive Vice President--
   Customer Relations
Robert K. Agazzi ................................    1997   136,126(6)      33,448        158,362            ---
   Executive Vice President--
   Software and Systems
Ronald O. Lynn...................................    1997   115,000         57,500        158,362            ---
   Executive Vice President
   and Chief Information Officer
Jeffrey W. Robinson..............................    1997   115,000         57,500        158,362            ---
   Executive Vice President--
     Outsourcing

----------

(1) Does not include "Other Annual Compensation" because amounts of certain perquisites and other noncash benefits provided by the Company did not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.
(2) Represents for the named executive officers incentive compensation under employment agreements. Amounts were paid in 1998 but are attributable to and were earned in 1997. See "--Employment and Indemnification Agreements."
(3) Represents salary paid to Mr. Dunham since July 1, 1997. Mr. Dunham was compensated by Millers Mutual for the six months ended June 30, 1997.

                                                              PRELIMINARY COPIES


(4) Represents salary paid to Mr. Warrington since his employment with the Company began on March 12, 1997. Effective March 15, 1998, Mr. Warrington resigned as Executive Vice President--Customer Relations of the Company but continues to provide consulting services to the Company. See "--Consulting Agreement."
(5) Represents the amount of deferred compensation accrued in 1997 under Mr. Warrington's employment agreement. Such deferred compensation is payable to Mr. Warrington in the amount of $40,000 per year during the 20-year period commencing on January 1, 1999 and ending on December 31, 2018.
(6) Represents salary paid to Mr. Agazzi since his employment with the Company began on March 12, 1997.


         The following table sets forth certain information concerning the options granted to the named executive officers during 1997. Since December 31, 1997, the Company has not granted any options to any of the named executive officers. For additional information on and certain terms of options, see "Proposal 2--Approval and Ratification of the Second Amended and Restated 1997 Stock Option Plan."

                        OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                        ------------------------------------------------------         POTENTIAL REALIZABLE
                                       % OF                                                  VALUE AT
                                       TOTAL                                              ASSUMED ANNUAL
                                      OPTIONS             MARKET                             RATES OF
                         NUMBER OF    GRANTED             PRICE                            STOCK PRICE
                         SECURITIES   TO EMP.            ON DATE                           APPRECIATION
                         UNDERLYING     IN     EXERCISE     OF                        FOR OPTION TERM ($)(2)
                          OPTIONS     FISCAL    PRICE     GRANT    EXPIRATION   --------------------------------
                         GRANTED(#)   YEAR(1)   ($/SH)    ($/SH)      DATE         0%           5%          10%
                         ----------   -------   ------    ------   ----------      --           --          ---
F. George Dunham, III... 279,462(3)      14       1.30      6.00    3/12/03     1,313,471     1,883,734   2,607,203
                         652,077(3)      32      12.00     12.00    8/22/03            --     2,661,223   6,037,406
Stuart H. Warrington....  93,154(3)       5       1.30      6.00    3/12/03       437,824       627,911     869,068
                          65,208(4)       3      12.00     12.00    8/22/03            --       266,123     603,743
Robert K. Agazzi........  93,154(3)       5       1.30      6.00    3/12/03       437,824       627,911     869,068
                          65,208(4)       3      12.00     12.00    8/22/03            --       266,123     603,743
Ronald O. Lynn..........  93,154(3)       5       1.30      6.00    3/12/03       437,824       627,911     869,068
                          65,208(4)       3      12.00     12.00    8/22/03            --       266,123     603,743
Jeffrey W. Robinson.....  93,154(3)       5       1.30      6.00    3/12/03       437,824       627,911     869,068
                          65,208(4)       3      12.00     12.00    8/22/03            --       266,123     603,743


(1) Options to purchase a total of 1,991,479 shares of Common Stock were granted to employees in 1997.
(2) The amounts under the columns labeled "0%," "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission (the "Commission") and are not intended to forecast future appreciation, if any, in the price of the Common Stock. Such amounts are based on the assumption that the named persons hold the options for the full term of the options. The actual value of the options will vary in accordance with the market price of the Common Stock. With respect to the options with an exercise price per share of $1.30, the market price per share of Common Stock on the date of grant was determined on the basis of a valuation report prepared by the Company. The options with an exercise price per share of $12.00 were granted on the effective date of the Company's initial public offering at the initial public offering price.
(3) Options are subject to a two-year vesting schedule, with one-third becoming exercisable on the date of grant and an additional one-third becoming exercisable on each of the first two anniversaries of the date of grant.
(4) Options are subject to a four-year vesting schedule, with one-fifth becoming exercisable on the date of grant and an additional one-fifth becoming exercisable on each of the first four anniversaries of the date of grant.





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
                                                              PRELIMINARY COPIES


         The following table sets forth certain information concerning all unexercised options held by the named executive officers as of December 31, 1997. For additional information on and certain terms of such options, see "Proposal 2 --Approval and Ratification of the Second Amended and Restated 1997 Stock Option Plan." No options were exercised during 1997.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                        NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED IN-THE-
                                                             OPTIONS AT                    MONEY OPTIONS AT
                                                         FISCAL YEAR-END(#)               FISCAL YEAR-END (1)
                                                       --------------------------    ------------------------------
                    NAME                               EXERCISABLE  UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
                    ----                               -----------  -------------    -----------      -------------
  F. George Dunham, III...........................    310,513         621,026          $3,752,551     $7,505,101
  Stuart H. Warrington............................     44,092         114,270             723,562      1,678,648
  Robert K. Agazzi................................     44,092         114,270             723,562      1,678,648
  Ronald O. Lynn..................................     44,092         114,270             723,562      1,678,648
  Jeffrey W. Robinson.............................     44,092         114,270             723,562      1,678,648

----------
(1) Based upon the closing price of the Common Stock of $20.875 on December 31, 1997.

EMPLOYMENT AND INDEMNIFICATION AGREEMENTS

         In July 1997, the Company entered into employment agreements with Messrs. Dunham, Lynn, Robinson and Gaines, each of which terminates in June 2000, and which provide for an annual salary for Mr. Dunham of $350,000 and annual salaries for Messrs. Lynn, Robinson and Gaines of $115,000 each. Messrs. Dunham, Lynn, Robinson and Gaines have been granted options to purchase 931,539; 158,362; 158,362; and 93,154 shares of Common Stock, respectively, under the Amended and Restated 1997 Stock Option Plan, as amended by the first amendment thereto (the "Current Option Plan"). Each of Messrs. Dunham, Lynn, Robinson and Gaines was paid an annual bonus for 1997 equal to 50% of his base salary and is subject to noncompetition and confidentiality provisions. Mr. Dunham's employment agreement also permits him to serve as Vice Chairman of the Board of Millers Mutual and Millers Casualty. See "Proposal 2--Approval and Ratification of the Second Amended and Restated 1997 Stock Option Plan."

         Each employment agreement with Messrs. Dunham, Lynn, Robinson and Gaines also provides that if there is a "change of control" of the Company, the employee shall be paid, for the term of his employment agreement plus a period of two years thereafter, his annual "cash compensation" (which is based upon such employee's average cash compensation for the two years prior to such change of control), along with an annual amount equal to 50% of such average annual cash compensation (the "Bonus"). The total amount, however, cannot exceed the amount that would cause such payment to be deemed a "parachute payment" under
Section 280G of the Internal Revenue Code of 1986, as amended. Each agreement also provides that the payments to such employee will cease if he is terminated for cause or in the event of reasonable proof of any violation of the noncompetition or confidentiality provisions of his employment agreement. Also, if following a change of control an employee voluntarily terminates employment for other than good reason (as defined in the employment agreement), his annual cash compensation and Bonus will be payable for only one year following such termination.

         Each employment agreement with Messrs. Dunham, Lynn, Robinson and Gaines was amended by a first amendment to employment agreement, dated and effective as of January 1, 1998. Such amendments revised the bonus provisions to specify that each of Messrs. Dunham, Lynn, Robinson and Gaines shall be entitled to participate in the Company's 1998 Annual Bonus Plan during the remainder of the terms of their employment agreements. See "-- 1998 Annual Bonus Plan."

         The Company also entered into employment agreements with Messrs. Warrington and Agazzi that terminated in March 1998. Mr. Warrington's agreement provides for an annual salary of $190,500, options to

                                                              PRELIMINARY COPIES


purchase 93,154 shares of Common Stock and deferred annual compensation of $40,000 to be paid each year for the 20-year period commencing January 1, 1999 and ending December 31, 2018. Mr. Warrington retired as an executive officer effective March 15, 1998. Mr. Agazzi's agreement provides for an annual salary of $169,000 and options to purchase 93,154 shares of Common Stock. Messrs. Warrington and Agazzi are subject to noncompetition and confidentiality provisions. See "--Consulting Agreement."

         The Company has entered into indemnification agreements with each of its directors. Each indemnification agreement provides that the Company shall indemnify the director against certain liabilities and expenses actually and reasonably incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, including an action by or on behalf of shareholders of the Company or by or in the right of the Company, to which the director is, or is threatened to be made, a party by reason of his status as a director, provided that such individual did not derive an improper benefit, such individual did not commit acts or omissions that were not in good faith or that involved intentional misconduct or a knowing violation of the law, or such indemnification is not otherwise disallowed under Texas law.

CONSULTING AGREEMENT

         Effective March 15, 1998, the Company entered into a consulting agreement with Stuart H. Warrington pursuant to which Mr. Warrington, age 63, retired as an executive officer of the Company. The consulting agreement provides that Mr. Warrington will serve as a consultant to the Company until May 30, 1999 for a consulting fee of $2,000 per month and will be fully vested with respect to options for 93,154 shares of Common Stock granted to Mr. Warrington on March 12, 1997, which were scheduled to vest in three equal annual installments commencing on the date of grant. Mr. Warrington will also retain the vested portion of options granted effective August 22, 1997, covering 13,042 shares of Common Stock. The consulting agreement contains noncompetition and confidentiality provisions. Mr. Warrington founded SDS and served in one or more capacities as its President, Chief Executive Officer and Chairman of the Board from inception in 1981 until July 1997 and served from July 1997 until March 15, 1998 as an executive officer of the Company.

EMPLOYEE BENEFIT PLANS

         Millers Mutual has a defined benefit pension plan that covered the employees of the Company. The Company and Millers Mutual have reached an agreement that provides for the assets of this plan attributable to the Company's employees to be handled in the same manner as those assets attributable to terminated employees who were 100% vested under such plan. In addition, the Company maintains a defined contribution plan for its employees that is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended.

STOCK OPTION PLAN

         The Company has in effect the Current Option Plan, pursuant to which nonqualified stock options and incentive stock options may be granted to selected officers, directors and employees of the Company. The Board of Directors has approved, and is submitting to the Shareholders for their approval and ratification, the Company's Second Amended and Restated 1997 Stock Option Plan. See "Proposal 2--Approval and Ratification of the Second Amended and Restated 1997 Stock Option Plan."

EMPLOYEE STOCK PURCHASE PLAN

         In July 1997 the Board of Directors adopted the Company's 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan"), under which a total of 425,000 shares of Common Stock has been reserved for issuance. The Board of Directors has appointed a committee to administer the Stock Purchase Plan. Any employee who has been employed by the Company for 90 days is eligible to participate in offerings under the Stock Purchase Plan.

         The Stock Purchase Plan was initially implemented by an offering of 25,000 shares of Common Stock from October 1, 1997 to December 31, 1997. Pursuant to such offering, 6,240 shares of Common Stock were

                                                              PRELIMINARY COPIES


purchased by participants under the Stock Purchase Plan. The Company anticipates that the Stock Purchase Plan will be further implemented by eight additional semiannual offerings of Common Stock beginning on January 1 and July 1 for each of the years 1998, 1999, 2000 and 2001. The maximum number of shares issued in each semi-annual offering will be 50,000 shares plus the number of unissued shares from prior offerings under the Stock Purchase Plan.

         On the commencement date of each offering under the Stock Purchase Plan, a participating employee will be deemed to have been granted an option to purchase a maximum number of shares of Common Stock equal to (i) the percentage of the employee's base pay that such employee has elected to be withheld (not to exceed 10%), (ii) multiplied by such employee's base pay during the period of such offering and (iii) divided by the lower of 85% of the closing market price of the Common Stock on the applicable offering commencement date or 85% of the closing market price of the Common Stock on the offering termination date. Options held by a participant shall be exercisable only by that participant.

         No employee may be granted options to participate in the Stock Purchase Plan if, as a result of such grant, such employee would (i) own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or (ii) have rights to purchase stock under all employee stock purchase plans of the Company that accrue at a rate in excess of $25,000 in fair market value for any calendar year.

         Unless a participant gives written notice to the Company, such participant's option for the purchase of Common Stock with payroll deductions made during an offering shall be deemed to have been exercised automatically on the offering termination date applicable to such offering, for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions at that time will purchase at the applicable option price. A participant may withdraw payroll deductions credited to his account under the Stock Purchase Plan at any time.

1998 ANNUAL BONUS PLAN

         In January 1998, the Board of Directors adopted the 1998 Annual Bonus Plan, which is administered by the Compensation Committee of the Board of Directors. The Compensation Committee may designate earnout periods and, for each such earnout period, the performance goal, participants, performance award for each such participant and the award percentage of the performance award for each such participant for various degrees of achievement of such performance goal. At the end of each earnout period, based on a comparison of the actual performance of the Company over such earnout period to the applicable performance goal, each participant shall receive a lump-sum cash award within 75 days after the issuance of the Company's audited financial statements corresponding to such earnout period in an amount equal to the performance award designated for such participant for such earnout period multiplied by the award percentage corresponding to the extent to which such performance goal was achieved.

         The Compensation Committee has established (i) the year ended December 31, 1998 as the initial earnout period, (ii) performance goals for such earnout period based on earnings per share, (iii) a performance award for each participant of 100% of the base salary of such participant if the performance goal is fully met, and (iv) award percentages for a portion of the full performance award if certain percentages of the full performance goal are met. Pursuant to their employment agreements (as amended), Messrs. Dunham, Lynn, Robinson and Gaines participate in the 1998 Annual Bonus Plan.

MEETINGS OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1997, the Board of Directors held eight formal meetings. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which such director served.

                                                              PRELIMINARY COPIES


COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Audit Committee and a Compensation Committee. The Company has not established a formal nominating committee. The Audit Committee currently is comprised of Messrs. Bartel, Cox and Wynne and is responsible for reviewing the independence, qualifications and activities of the Company's independent certified accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board of Directors the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee held two formal meetings in 1997. The Compensation Committee currently is comprised of Messrs. Bartel, Cox and Wynne and is responsible for establishing the compensation of the Company's directors, officers and other managerial personnel, including salaries, bonuses, termination agreements and other executive officer benefits as well as certain grants of stock options. The Compensation Committee held six formal meetings in 1997. See "Joint Report of the Compensation Committee and the Board of Directors on Executive Compensation."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Frank G. Dunham, Jr., Frank A. Bailey, III, R. Earl Cox, III, F. George Dunham, III and Frank C. Wilson served as members of the Compensation Committee of the Company until June 18, 1997. Each such member of the Compensation Committee also served as a member of the compensation committees for Millers Mutual and Millers Casualty during such period. Frank G. Dunham, Jr. is the father of F. George Dunham, III and both men served as executive officers of the Company, Millers Mutual and Millers Casualty during such period. The Company has entered into certain transactions with Millers Mutual and Millers Casualty. See "Certain Transactions."

         Since June 18, 1997, R. Earl Cox, III, Harry E. Bartel and Mitch Wynne have served as members of the Compensation Committee of the Company.

DIRECTOR COMPENSATION

         Directors who are executive officers or employees of the Company receive no compensation as such for service as members of either the Board of Directors or committees thereof. Directors who are not executive officers or employees of the Company receive an annual fee of $15,000, plus $1,000 per Board meeting attended, $300 per committee meeting attended and reimbursement for travel expenses to attend such meetings. Directors who serve as chairman of a committee receive an additional annual fee of $3,000. The nonemployee directors are also eligible to receive options to purchase Common Stock under the Company's 1997 Director Stock Option Plan. For a description of the 1997 Director Stock Option Plan, and the proposed amendment thereto to be voted on at the Annual Meeting, see "Proposal 3--Amendment to the 1997 Director Stock Option Plan."

                                                              PRELIMINARY COPIES



                                 JOINT REPORT OF
                           THE COMPENSATION COMMITTEE
                                       AND
                             THE BOARD OF DIRECTORS
                                       ON
                             EXECUTIVE COMPENSATION

                                JANUARY 29, 1998

GENERAL

         Prior to July 1, 1997, the Company did not directly compensate certain of its executive officers because certain compensation of such persons was paid by Millers Mutual pursuant to a management agreement between the Company and Millers Mutual. See "Certain Transactions."

         Since August 1997, the date of the Company's initial public offering of Common Stock, the Compensation Committee has been comprised of Messrs. Bartel, Cox and Wynne, each of whom is an outside independent director and none of whom is currently or was formerly an officer or employee of the Company or any of its affiliates.

         The Compensation Committee is responsible for establishing the compensation of the Company's directors, officers and other managerial personnel, including salaries, bonuses, termination agreements and other executive officer benefits. In 1997, the Board of Directors was responsible for grants of stock options under the Current Option Plan.

         Although the Board of Directors delegated certain responsibilities as described above to the Compensation Committee, in determining compensation for directors, officers and other managerial personnel for 1997, the Board of Directors as a whole either ratified the actions of the Compensation Committee or acted directly with respect to such decisions. The Board of Directors is comprised of Messrs. Bartel, Cox, Wynne and Dunham. Mr. Dunham abstained from all compensation decisions with respect to himself for his service as President, Chief Executive Officer and Chairman of the Board of Directors.

1997 COMPENSATION

         Base Salary. The base salaries of executive officers are established in consideration of the competitive market for executives of comparable levels at companies of a comparable stage of development. In establishing base salaries for the Company's executive officers, the Company has engaged a consulting group (the "Consultant") to prepare independent job evaluations and market research reports for the Company. The Consultant uses a formal compensation point factor system that evaluates appropriate compensation for an executive position based on the know-how and problem-solving abilities required in connection with, and the accountability with respect to, such position. The Company obtains a salary survey from the Consultant at least once each year to ensure that the Company's executive compensation is competitive in the marketplace.

         The Board of Directors caused the Company to enter into employment agreements with Messrs. Dunham, Lynn, Robinson and Gaines in July 1997, the terms of which are described above under "Management -- Employment and Indemnification Agreements." The Board of Directors believed these contracts to be necessary to ensure the continuation of experienced management familiar with the Company subsequent to the initial public offering of the Common Stock. In connection with the Company's acquisition of SDS in March 1997, SDS entered into employment agreements with Messrs. Warrington and Agazzi. The Board of Directors believed these contracts were necessary to facilitate the integration of the operations of SDS with those of the Company. These employment agreements require certain annual compensation to these individuals, which for Messrs. Dunham, Warrington, Agazzi, Lynn and Robinson for 1997 are included in the Summary Compensation Table set forth above. The Board of Directors believes the annual compensation provided to each of the Company's executive officers, whether pursuant to an employment agreement or otherwise, is commensurate with the responsibilities, experience and individual performance of such executive officer.

                                                              PRELIMINARY COPIES


         Bonuses. The Board of Directors granted bonuses in 1997 based on the performance of the Company and the contribution of the particular executive officer to whom such bonus was paid. Additionally, the employment agreements of each of Messrs. Dunham, Warrington, Agazzi, Lynn, Robinson and Gaines provide for the payment of bonuses of up to 50% of his base salary for 1997 based on criteria established by the Board of Directors. The amount of such bonuses for Messrs. Dunham, Warrington, Agazzi, Lynn and Robinson for 1997 are included in the Summary Compensation Table set forth above. The criteria considered by the Board of Directors in awarding such bonuses included overall performance of the Company and the individual's contribution to such performance.

         Stock Options. The Board of Directors believes that equity ownership in the Company provides important incentives to the Company's directors, officers and significant employees to enhance the financial performance of the Company and encourage the continued creation of shareholder value. The Current Option Plan is also designed to enhance the Company's ability to attract and retain qualified management and other personnel necessary for the success and progress of the Company. Stock options are granted to the executive officers on a discretionary basis based on the Company's performance and the executive officer's contributions to the Company. The number of stock options granted to each of the named executive officers in 1997 is set forth under "Management -- Executive Officers -- Option Grants in Last Fiscal Year." These grants were made prior to or on the date of the Company's initial public offering to reward the performance of these individuals for their past performance and to encourage retention of these individuals in a competitive marketplace for such executive talent. The amounts of the grants were based on each individual's responsibilities and contributions to the Company without establishing any specific quantitative formula.

1997 COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Mr. Dunham's base salary, bonus and grants of options were determined in accordance with the same procedures and standards as for other executive officers of the Company.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         Prior to August 22, 1997, the Company was not subject to compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). The Compensation Committee expects all compensation paid to executive officers subsequent to such date to be tax deductible to the Company. Section 162(m) provides that compensation in excess of $1,000,000 paid to the chief executive officer of the Company and the four highest compensated officers of the Company (other than the chief executive officer) cannot be deducted by the Company for federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of outside directors, is objectively determined and the plan or agreement providing for such performance-based compensation is approved by shareholders. In the future, however, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if, in its judgment after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

COMPENSATION COMMITTEE                          BOARD OF DIRECTORS
R. Earl Cox, III, Chairman                      F. George Dunham, III, Chairman
Harry E. Bartel                                 R. Earl Cox, III
Mitch S. Wynne                                  Harry E. Bartel
                                                Mitch S. Wynne

                                                              PRELIMINARY COPIES

                                PERFORMANCE GRAPH


         The following performance graph sets forth the cumulative total shareholder return for the Common Stock, the S&P 500 Index and the Nasdaq Computer & Data Processing Index for the period indicated. The performance graph assumes $100 invested in the Common Stock at its closing price on August 22, 1997, the date on which the Common Stock commenced trading on the Nasdaq National Market, and in each of the S&P 500 Index and the Nasdaq Computer & Data Processing Index on the same date. The Performance Graph also assumes the reinvestment of all dividends, if any. The dates on the performance graph represent the last trading day of each month indicated.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
   THE COMPANY, THE S&P 500 INDEX, AND NASDAQ COMPUTER & DATA PROCESSING INDEX


                             [PERFORMANCE GRAPH]


--------------------------------------------------------------------------------------
                         8/22/97      8/97       9/97      10/97      11/97      12/97

--------------------------------------------------------------------------------------
INSPIRE INSURANCE
 SOLUTIONS, INC.          100         139        151        154        158        174

--------------------------------------------------------------------------------------

S&P 500 INDEX             100          97        103         99        104        106

--------------------------------------------------------------------------------------

NASDAQ COMPUTER
& DATA PROCESSING INDEX   100          97         99         97         99         93

--------------------------------------------------------------------------------------


                                                              PRELIMINARY COPIES


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of March 2, 1998, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each named executive officer as of such date and (iv) all directors and named executive officers as a group.


                                                      NUMBER OF       PERCENT
                                                       SHARES        OF SHARES
                                                    BENEFICIALLY    BENEFICIALLY
              NAME OF BENEFICIAL OWNER                 OWNED           OWNED
------------------------------------------------    ------------    ------------
Millers Mutual ................................     3,866,250        37.8%(1)
   300 Burnett Street
   Fort Worth, Texas 76102-2799
F. George Dunham, III .........................       397,667(2)      3.8%
Ronald O. Lynn ................................        75,144(3)      *
Stuart H. Warrington ..........................       111,498(4)      1.1%
Robert K. Agazzi ..............................        80,405(3)      *
Jeffrey W. Robinson ...........................        75,144(3)      *
Harry E. Bartel ...............................         5,500(5)      *
R. Earl Cox, III ..............................         5,500(5)      *
Mitch S. Wynne ................................        24,500(6)      *
All directors and executive officers as a group
   (11 individuals) ...........................       811,069(7)      7.4%

----------
*    Less than 1%.
(1) Prior to the Company's initial offering of shares of its Common Stock to the public in August 1997, Millers Mutual owned 100% of the issued and outstanding Common Stock.
(2) Includes 378,667 shares of Common Stock issuable upon exercise of options exercisable within 60 days of the date of this Proxy Statement.
(3) Includes 75,144 shares of Common Stock issuable upon exercise of options exercisable within 60 days of the date of this Proxy Statement.
(4) Includes 106,196 shares of Common Stock issuable upon exercise of options exercisable within 60 days of the date of this Proxy Statement.
(5) Includes 2,500 shares of Common Stock issuable upon exercise of options exercisable within 60 days of the date of this Proxy Statement. Does not include options covering additional shares expected to be granted following the Annual Meeting pursuant to the Director Plan. See "Proposal 3 -- Amendment to the 1997 Director Stock Option Plan."
(6) Includes 10,000 shares of Common Stock held in trust, of which Mr. Wynne is trustee for the benefit of certain family members of Mr. Wynne, and 2,500 shares of Common Stock issuable upon exercise of options exercisable within 60 days of the date of this Proxy Statement. Does not include options covering additional shares expected to be granted following the Annual Meeting pursuant to the Director Plan. See "Proposal 3--Amendment to the 1997 Director Stock Option Plan."
(7) Includes 745,741 shares of Common Stock issuable upon exercise of options exercisable within 60 days of the date of this Proxy Statement.

                                                              PRELIMINARY COPIES


                                   PROPOSAL 2

                          APPROVAL AND RATIFICATION OF
             THE SECOND AMENDED AND RESTATED 1997 STOCK OPTION PLAN

GENERAL

         A total of 2,250,000 shares of Common Stock has been reserved for issuance pursuant to the Current Option Plan. The Current Option Plan was initially adopted by the Board of Directors in March 1997, amended and restated by the Board of Directors in July 1997 and amended by the Board of Directors effective as of July 30, 1997. The Current Option Plan was administered by the Board of Directors during 1997.

PROPOSED AMENDMENT

         On February 16, 1998, the Board of Directors approved the Second Amended and Restated 1997 Stock Option Plan (the "Amended Option Plan"), subject to Shareholder approval at the Annual Meeting, which amends the Current Option Plan to (i) provide for a 750,000 share increase in the aggregate number of shares of Common Stock authorized for issuance under such plan and (ii) clarify that any committee of the Board of Directors that administers the plan must be comprised of directors who qualify as "outside directors" for the purposes of
Section 162(m) of the Code. If the Shareholders approve Proposal 2, the aggregate number of shares of Common Stock available for issuance under the Amended Option Plan would be 3,000,000, and if all such shares were issued, such shares would constitute approximately 22.7% of the issued and outstanding Common Stock on March 2, 1998. The Amended Option Plan integrates such amendment into the Current Option Plan. The Amended Option Plan will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, with respect to such proposal at the Annual Meeting.

RECOMMENDATION

         The Board of Directors believes that the following benefits of the Amended Option Plan outweigh any burden to the shareholders attendant to the award of options: (i) providing significant incentives to selected officers, directors and employees of the Company and its subsidiaries; (ii) enhancing the interest of such officers, directors and employees in the Company's success and progress by providing them with an opportunity to become shareholders of the Company; and (iii) enhancing the Company's ability to attract and retain qualified management and other personnel necessary for the success and progress of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE AMENDED OPTION PLAN AND BELIEVES THAT THE AMENDED OPTION PLAN IS APPROPRIATE TO COMPENSATE THE COMPANY'S EMPLOYEES AND DIRECTORS.

SUMMARY OF THE AMENDED OPTION PLAN

         The following summary of certain features of the Amended Option Plan is qualified in its entirety by reference to the full text of the Amended Option Plan set forth in Exhibit A. Capitalized terms not defined herein have the meaning ascribed to them in the Amended Option Plan.

         The Amended Option Plan may be administered by the Board of Directors or a Committee of the Board of Directors. If the Amended Option Plan is administered by a committee of the Board of Directors, the directors must be Non-Employee Directors and, pursuant to the clarification contained in the Amended Option Plan, "outside directors" for purposes of Section 162(m) of the Code. Both nonqualified stock options and incentive stock options (as defined in the Internal Revenue Code) may be granted to employees. Only nonqualified stock options may be granted to nonemployee directors. Incentive stock options granted under the Amended Option Plan may be exercised solely by the grantee, or in the case of a grantee's death or incapacity, by the grantee's executors, administrators, guardians or other legal representatives and are not assignable or transferable by such grantee. Nonqualified stock options may be transferred to certain permitted transferees under the Amended Option Plan.

                                                              PRELIMINARY COPIES


         Assuming Shareholder approval and ratification of the Amended Option Plan, a total of 3,000,000 shares of Common Stock will be reserved for issuance pursuant to the Amended Option Plan. The number of shares of Common Stock which may be issued to an Optionee under the Amended Option Plan may not exceed 1,200,000 over the term of the Amended Option Plan. Options under the Amended Option Plan may be granted to any director or employee of the Company or its subsidiaries, and the Plan Committee may determine those directors or employees who will receive options as well as the number of shares of Common Stock subject to each option. However, no incentive stock options may be granted to any employee who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, unless at the time the option is granted, the exercise price of the option is at least 110% of the Fair Market Value of the Common Stock subject to the option and such option, by its terms, is not exercisable after the expiration of five years from the date the option is granted.

         As of March 2, 1998, the three directors who are not employees of the Company and approximately 603 employees of the Company, including one director who is an employee, were eligible to receive options under the Amended Option Plan. As of March 2, 1998, 2,105,876 options had been granted under the Amended Option Plan, 33,073 of which had been exercised and 2,045,906 of which remained outstanding as of such date. Assuming approval by the Shareholders of Proposal 2, options for 921,021 shares of Common Stock remain available for grant as of March 2, 1998. The closing price for the Common Stock on the Nasdaq National Market on March 2, 1998 was $28.

         The exercise price of each incentive stock option and each nonqualified option is determined by the Plan Committee. However, the exercise price of each incentive stock option may not be less than the greater of the par value of the Common Stock or 100% of the Fair Market Value of the shares of Common Stock subject to the option on the date the option is granted. Options granted under the Amended Option Plan may not have a term longer than 10 years from the date the option is granted. The number of shares of Common Stock authorized for issuance, as well as the price to be paid and the number of shares issued upon exercise of outstanding options, is subject to adjustment by the Plan Committee, in its sole discretion, to reflect certain events including, without limitation, stock splits, stock dividends, recapitalizations, mergers, consolidations, reorganizations, combinations or exchanges of shares.

         The table above entitled "Option Grants in Last Fiscal Year" sets forth for each named executive officer the number of shares of Common Stock underlying the options granted under the Current Option Plan in 1997, and the exercise price and expiration date for such options. Under the Current Option Plan the named executive officers were granted options to purchase 1,564,987 shares of Common Stock, the non-employee directors were granted no options, and employees other than the named executive officers were granted options to purchase 453,389 shares of Common Stock.

         When an employee is terminated for Cause, the options granted to the employee will terminate immediately upon termination of employment. If an employee's termination occurs other than for Cause, such employee will have the right to exercise his or her options at any time within 60 days after such termination to the extent he or she was entitled to exercise the options immediately prior to such termination.

         Upon a Change of Control, unless otherwise provided for in the option agreement under the Amended Option Plan, the holder of an option is entitled, prior to the effective date of such Change of Control, to purchase the full number of shares not previously exercised under such option if such option has not expired or been terminated. Unless earlier terminated, the Amended Option Plan will terminate on February 28, 2007, and no options may be granted after the Amended Option Plan has terminated.

EFFECT OF FEDERAL INCOME TAXATION ON THE AMENDED OPTION PLAN

         Stock options granted under the Amended Option Plan may be either incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code, as amended (the "Code") or Nonqualified Stock Options ("NQSOs"). The following summary of tax consequences with respect to the stock options that may




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be granted under the Amended Option Plan is not comprehensive and is based upon laws and regulations in effect on March 2, 1998. Such laws and regulations are subject to change.

         There are generally no federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. Upon exercise of an ISO, the option holder will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the option holder will recognize compensation income and the Company will then be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain.

         On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the participant as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares acquired upon exercise of an NQSO generally will result in a capital gain or loss for the option holder, but will have no tax consequences for the Company.

         In the event any payments or rights accruing to an option holder upon a "change in control" constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments or rights accruing and the other income of the option holder from the Company, the option holder may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction to the extent such payments might constitute "excess parachute payments" under Section 280G of the Code.





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                                   PROPOSAL 3

                                  AMENDMENT TO
                       THE 1997 DIRECTOR STOCK OPTION PLAN

GENERAL

         The 1997 Director Stock Option Plan (the "Director Plan"), which is currently administered by the Board of Directors, was adopted in July of 1997 by the Board of Directors.

PROPOSED AMENDMENT

         On February 16, 1998, the Board of Directors approved the First Amendment to the Director Plan (the "First Amendment"), subject to Shareholder approval at the Annual Meeting. The First Amendment provides for an increase in the number of shares underlying options that may be granted annually to each nonemployee director from 250 to 2,500. The First Amendment will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, with respect to such proposal at the Annual Meeting.

RECOMMENDATION

         The Board of Directors believe that the following benefits of the Director Plan outweigh any burden to the shareholders attendant to the award of such options: (i) providing an opportunity to nonemployee directors of the Company to become shareholders of the Company; (ii) encouraging the attraction, retention and motivation of such nonemployee directors; and (iii) encouraging nonemployee directors to devote their best efforts to the business and financial success of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF THE DIRECTOR PLAN AND BELIEVES THAT SUCH AMENDMENT IS APPROPRIATE TO COMPENSATE THE COMPANY'S NONEMPLOYEE DIRECTORS.

SUMMARY OF DIRECTOR PLAN AND THE FIRST AMENDMENT

         The following summaries of certain features of the Director Plan and the First Amendment are qualified in their entirety by reference to the full text of the Director Plan and the full text of the First Amendment, copies of which will be provided to shareholders or beneficial owners requesting same. Capitalized terms not defined herein have the meaning ascribed to them in the Director Plan and the First Amendment.

         The Director Plan may be administered by the Board of Directors or a Plan Committee of the Board of Directors. Pursuant to the Director Plan, each nonemployee director will automatically receive grants of Nonqualified Options to purchase 2,500 shares of Common Stock when such director is first elected. Also, each nonemployee director who has previously been granted options under the Director Plan will be granted additional options under the Director Plan to purchase 250 shares of Common Stock, on the day immediately after each annual meeting of shareholders of the Company subsequent to the time at which such nonemployee director is first elected or appointed as a director of the Company if such nonemployee director continues to serve as a director on such date of grant. If the First Amendment is approved by the Shareholders, such grant will increase from options to purchase 250 shares of Common Stock to options to purchase 2,500 shares of Common Stock. The options under the Director Plan vest and are exercisable as of the date of grant.

         A total of 50,000 (which constitutes less than one percent of the issued and outstanding Common Stock on March 2, 1998) shares of Common Stock has been reserved for issuance pursuant to the Director Plan. The number of shares of Common Stock authorized for issuance and the number of shares of Common Stock subject to unexercised options are subject to adjustment by the Board of Directors to reflect certain events including, without limitation, stock splits, stock dividends, recapitalizations, mergers, consolidations, reorganizations, combinations or exchanges of shares. Nonqualified Options granted under the Director Plan expire on the earlier of (i) ten years following the date of grant and (ii) three months after the date on which the Participant ceases to be a director of the



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Company other than be reason of death or disability, in which case the
Nonqualified Options will expire one year from the date of grant. The exercise price of the options granted under the Director Plan is the fair market value of the Nonqualified Options on the date of grant. Options granted under the Director Plan may be exercised solely by the grantee, or in the case of a grantee's death or incapacity, by the grantee's executors, administrators, guardians or other legal representatives, and are not assignable or transferable by such grantee, except for certain permitted transfers subject to the prior consent of the Board of Directors.

         Unless earlier terminated, the Director Plan will terminate on December 31, 2007, and no options may be granted after the Director Plan has terminated. As of March 2, 1998, options to purchase 7,500 shares of Common Stock have been granted under the terms of the Director Plan, 2,500 to each of Messrs. Bartel, Cox and Wynne. Assuming approval by the Shareholders of the First Amendment, each of Messrs. Bartel, Cox and Wynne would receive options to purchase 2,500 shares of Common Stock on the day immediately succeeding the Annual Meeting.

EFFECT OF FEDERAL INCOME TAXATION ON THE DIRECTOR PLAN

         Stock options granted under the Director Plan are NQSOs. The following summary of tax consequences with respect to the stock options that may be granted under the Director Plan is not comprehensive and is based upon laws and regulations in effect on March 2, 1998. Such laws and regulations are subject to change.

         There are generally no federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the participant as compensation income and will generally be deductible for tax purposes by the Company. The disposition of shares acquired upon exercise of an NQSO generally will result in a capital gain or loss for the option holder, but will have no tax consequences for the Company.

         In the event any payments or rights accruing to an option holder upon a "change in control" constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments or rights accruing and the other income of the option holder from the Company, the option holder may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction to the extent such payments might constitute "excess parachute payments" under Section 280G of the Code.





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                                   PROPOSAL 4

           AUTHORIZATION FOR THE COMPANY TO LEASE CERTAIN OFFICE SPACE

         The Board of Directors of Millers Mutual has approved the sale, subject to the approval of the Texas Department of Insurance, of the building located at 300 Burnett Street, Fort Worth, Texas (the "Property"), in which the Company headquarters are located, to a limited partnership to be formed by the directors of the Company (the "Partnership"). A 50% interest in the Partnership will be owned by F. George Dunham, III, and the remaining 50% interest in the Partnership will be owned in equal parts by Messrs. Bartel, Cox and Wynne. The Company proposes to lease, subject to receipt of authorization from the Shareholders pursuant to this proposal, approximately 96,000 square feet of the building from the Partnership on the following anticipated terms: a ten-year initial term, with one renewal option of five years, at a monthly rental rate of approximately $64,000 for the first five years, $72,000 for the next five years and $81,000 for the five-year renewal period, plus taxes, insurance and maintenance costs. The Board of Directors believes that the terms of the proposed lease, including the monthly rental rates, are comparable to those for leases of office space in Fort Worth, Texas, for similar types of buildings for similar durations and are at least as favorable as could be obtained from an unrelated third party.

         The Board of Directors is affording to the Shareholders the right to authorize, or to withhold authorization of, any officer or officers of the Company to negotiate, and to cause the Company to enter into, a lease agreement with the Partnership with respect to office space located on the Property. If a majority of the votes cast, in person or by proxy, are voted "FOR" Proposal 4 at the Annual Meeting, the Shareholders will have authorized any officer or officers of the Company to negotiate, and cause the Company to enter into, such a lease agreement with the Partnership. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AUTHORIZATION OF ANY OFFICER OR OFFICERS OF THE COMPANY TO NEGOTIATE, AND CAUSE THE COMPANY TO ENTER INTO, A LEASE AGREEMENT WITH THE PARTNERSHIP WITH RESPECT TO THE PROPERTY.





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                                   PROPOSAL 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, independent certified public accountants, as independent auditors of the Company's financial statements for 1998. Deloitte & Touche LLP has acted as auditors for the Company since 1996.

         During 1996, the Company changed its independent auditors from Price Waterhouse LLP ("Price Waterhouse") to Deloitte & Touche LLP. Price Waterhouse's reports on the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that if not resolved to the satisfaction of Price Waterhouse would have caused such firm to make reference thereto in connection with its reports on the financial statements of the Company. The Company's decision to change to Deloitte & Touche LLP was approved by the Board of Directors of the Company. In 1997, in connection with the Company's acquisition of SDS, SDS changed its independent auditors from KPMG Peat Marwick LLP ("KPMG") to Deloitte & Touche LLP, the Company's independent auditors. KPMG's reports on SDS's financial statements did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between SDS and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that if not resolved to the satisfaction of KPMG would have caused such firm to make reference thereto in connection with its reports on the financial statements of SDS. SDS's decision to change its independent auditors was approved by the Board of Directors of the Company.

         The Board of Directors has determined to afford Shareholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the Shareholders at the Annual Meeting a proposal to ratify the appointment by the Board of Directors of Deloitte & Touche LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche LLP, the Board of Directors will interpret this as an instruction to seek other auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1998.

         It is expected that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. These representatives will be given an opportunity to make a statement if they desire to do so.





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                              CERTAIN TRANSACTIONS

BENEFITS ADMINISTRATION CONTRACT

         Effective July 1, 1997, the Company and Millers Mutual entered into a benefits administration contract (the "Benefits Administration Contract") pursuant to which Millers Mutual provides the Company with certain benefits administration services, including payroll, and the Company pays Millers Mutual a service fee of $15,000 per month. The term of the Benefits Administration Contract is three years. Effective January 1, 1998, the Company and Millers Mutual have agreed, subject to approval by the Texas Department of Insurance, to amend the Benefits Administration Contract to provide that the Company shall provide Millers Mutual, rather than Millers Mutual providing to the Company, the benefits administration services specified in the Benefits Administration Contract, and Millers Mutual shall pay the Company a service fee of $15,000 per month.

         The Company and Millers Mutual were parties to a management agreement effective as of January 1, 1996 (the "Management Agreement"), which covered the period July 1, 1995 to June 30, 1997, under which Millers Mutual provided certain management, administrative and support services to and on behalf of the Company, including personnel, legal, banking, investment, financial, payroll, accounting and recordkeeping, marketing and sales, management information and electronic data processing. The Company paid Millers Mutual a monthly fee of $200,000 plus an annual fee equal to a fixed percentage, to be determined annually by mutual agreement of the parties, of the Company's pre-tax income. The Management Agreement has been replaced by the Benefits Administration Contract.

         For 1995 and 1996, the Company paid Millers Mutual management fees of $600,000 and $3.1 million, respectively, under the Management Agreement. For the year ended December 31, 1997, the Company paid Millers Mutual aggregate service fees of $1.3 million under the Benefits Administration Contract and the Management Agreement.

CLAIMS SERVICE CONTRACTS

         Effective October 1, 1997, the Company, Millers Mutual and Millers Casualty entered into a claims administration services agreement (the "Claims Services Agreement"), which amends and restates the Service Contract (as defined below) in its entirety and provides for the Company to perform claims administration services for and on behalf of Millers Mutual and Millers Casualty. Under the Claims Services Agreement, each of Millers Mutual and Millers Casualty pays a fee per claim administered and a monthly fee for claims open greater than 31 days, both of which are in an amount that depends on the insurance policy line under which a claim is administered, and a fee per hour for the services of consultants and programmers. The term of the Claims Service Agreement is five years, which automatically shall be renewed and extended for successive terms of three years, unless earlier terminated.

         Effective July 1, 1997, the Company, Millers Mutual and Millers Casualty entered into an amended and restated service contract (the "Service Contract"), which provided for the Company to perform claims administration services for and on behalf of Millers Mutual and Millers Casualty. Under the Service Contract, each of Millers Mutual and Millers Casualty paid a monthly service fee to the Company. The Service Contract has been replaced by the Claims Services Agreement.

         The Company, Millers Mutual and Millers Casualty were parties to a service contract, as amended (the "Prior Service Contract") effective as of January 1, 1996, which covered the period July 1, 1995 through November 30, 1996, under which the Company provided claims administration services to Millers Mutual and Millers Casualty for service fees. Effective December 1, 1996, the Prior Service Contract was amended to modify the service fees paid to the Company by each of Millers Mutual and Millers Casualty. The Prior Service Contract was replaced by the Service Contract.





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         Millers Mutual and Millers Casualty paid the Company aggregate service fees under the Prior Service Contract of $3.4 million in 1995 and $7.6 million in 1996. For the year ended December 31, 1997, Millers Mutual and Millers Casualty paid the Company aggregate service fees of $7.2 million under the Claims Service Agreement, the Service Contract and the Prior Service Contract.

         The Company and the Specialty Personal Lines Division of Millers Mutual are parties to a service contract effective as of April 1, 1997 under which the Company provides claims administration services to Millers Mutual with respect to nonstandard auto policies issued by Sun Coast General Insurance Agency ("Sun Coast"). Millers Mutual paid the Company fees for services related to policies issued by Sun Coast of $530,000 in 1995, $1.7 million in 1996 and $3.7 million in 1997.

POLICY SERVICES CONTRACT

         Effective October 1, 1997, the Company, Millers Mutual and Millers Casualty entered into a policy administration services agreement (the "Policy Services Agreement"), which provides for the Company to perform policy administration services for and on behalf of Millers Mutual and Millers Casualty. The term of the Policy Services Agreement is two years, which automatically shall be renewed and extended for successive terms of one year unless earlier terminated. In 1997, Millers Mutual and Millers Casualty paid the Company aggregate service fees of approximately $714,000 under the Policy Services Agreement.

INFORMATION SERVICES CONTRACT

         Effective October 1, 1997, the Company, Millers Mutual and Millers Casualty entered into a second amended information services contract (the "Second Amended Information Services Contract"), which amends and restates the Information Services Contract (as defined below) in its entirety and provides for the Company to provide certain information technology ("IT") services to Millers Mutual and Millers Casualty, including telecommunications services, hardware services, application software services, system software services, network services and system integration services. Under the Second Amended Information Services Contract, each of Millers Mutual and Millers Casualty pays monthly service fees based on the amount and type of services provided. This monthly service fee is subject to a minimum of $375,000 per month in 1997, $300,000 per month in 1998, and $275,000 per month in 1999 to 2001. In addition, each of Millers Mutual and Millers Casualty pays a fee per hour for modifications by the Company to Company-supplied application software. The term of the Second Amended Information Services Contract is five years, which automatically shall be renewed and extended for successive terms of three years unless earlier terminated. Effective January 1, 1998, the Company, Millers Mutual and Millers Casualty agreed to amend the Second Amended Information Services Contract to provide that the Company shall not charge Millers Mutual or Millers Casualty service fees with respect to policies issued by Millers General Agency, Inc., a third-party managing general agent that is owned and managed by a former officer of Millers Mutual and Millers Casualty.

         Effective July 1, 1997, the Company, Millers Mutual and Millers Casualty entered into an amended and restated information services contract (the "Information Services Contract"), which required the Company to provide certain IT services to Millers Mutual and Millers Casualty, including telecommunications services, hardware services, application software services, system software services, network services and system integration services. The Information Services Contract has been replaced by the Second Amended Information Services Contract.

         The Company, Millers Mutual and Millers Casualty were parties to an information services contract, effective as of October 1, 1996 (the "Services Contract"), under which the Company provided certain IT services.
This contract was replaced by the Information Services Contract.

         No fees were paid in 1996. For the year ended December 31, 1997, Millers Mutual and Millers Casualty paid the Company aggregate service fees of $5.5 million under the Second Amended Information Services Contract, the Information Services Contract and the Services Contract.





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OUTSOURCING SERVICES CONTRACTS WITH MILLERS CASUALTY

         Effective May 1, 1997, the Company and Millers Casualty entered into a policy administration services agreement, which was amended by Amendment No. 1, effective October 1, 1997 (the "Policy Administration Services Agreement"), pursuant to which the Company provides policy administration services for Millers Casualty's homeowners line of business in Florida. The term of the Policy Administration Services Agreement is three years, which will automatically renew for successive three-year terms unless terminated by either party. For the year ended December 31, 1997, Millers Casualty paid the Company aggregate fees of approximately $924,000 under the Policy Administration Services Agreement.

         Effective June 1, 1997, the Company and Millers Casualty entered into a claims administration services agreement (the "Claims Administration Services Agreement") pursuant to which the Company provides claims administration services for Millers Casualty's homeowners line of business in Florida. The term of the Claims Administration Services Agreement is three years, which will automatically renew for successive three-year terms unless terminated by either party. For the year ended December 31, 1997, Millers Casualty paid the Company aggregate fees of approximately $252,000 under the Claims Administration Services Agreement.

MISCELLANEOUS

         As of December 31, 1997, the Company had no outstanding borrowings from Millers Mutual. The largest amount of borrowings from Millers Mutual outstanding since the inception of the Company was $4.3 million.

         In 1993, Millers Mutual licensed SDS software pursuant to a license agreement with SDS. For 1997, 1996 and 1995, Millers Mutual paid SDS (or the Company after the Company's acquisition of SDS) $764,000, $32,000 and $31,000, respectively, for software and software services.

         The Company leases its principal Sheboygan, Wisconsin facility pursuant to a lease dated March 12, 1997 (the "Building Lease"). The building is owned by Riverview Building, LLC ("Riverview"), which is controlled by Stuart H. Warrington, a former executive officer of the Company. The term of the Building Lease ends February 28, 2007. Pursuant to the Building Lease, Riverview leases to the Company approximately 28,000 square feet of office space at a monthly rate of approximately $21,000 for the first four years, $23,000 for the next five years, and $25,000 for the last year. For the year ended December 31, 1997, the Company paid Riverview approximately $198,000 under the Building Lease.

         The Company leases its approximately 57,000 square foot headquarters in Fort Worth, Texas from Millers Mutual pursuant to a month-to-month rental agreement, effective as of May 1, 1996 (the "Lease"), which provides for monthly rental payments of approximately $25,400. For 1997 and 1996, the Company incurred rental expense of $317,000 and $297,000, respectively, under the Lease. Prior to May 1, 1996, the Company incurred no rental expense for office space provided by Millers Mutual.

         The Company proposes to lease its headquarters from the Partnership, which will be formed by the Company's directors. See "Proposal 4 -- Authorization for the Company to Lease Certain Office Space." The Company contemplates that, subject to obtaining requisite approvals, the sale of the building to the Partnership and lease of space by the Company from the Partnership will occur on or about May 1, 1998.

         The Company and Millers Mutual are parties to a sublease agreement, dated as of January 1, 1997, pursuant to which Millers Mutual subleases to the Company certain furniture, equipment and other personal property that Millers Mutual has leased from third parties under various equipment leases for the benefit of the Company. The sublease payments by the Company to Millers Mutual under the sublease equal the lease payments by Millers Mutual to the lessors under the respective leases.

         Prior to the Company's initial public offering, Millers Mutual, the Company and the other subsidiaries of Millers Mutual were parties to the Tax Allocation Agreement. Under the Tax Allocation Agreement, Millers Mutual was required to pay the Company an amount equal to any decrease in the income taxes otherwise payable by the




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Millers Mutual consolidated tax group attributable to any net losses of the
Company. Conversely, the Tax Allocation Agreement required the Company to pay to Millers Mutual the amount of any income taxes that the Company would have paid if it had not been included in the Millers Mutual consolidated tax group. For the period from April 28, 1995 through December 31, 1996, the Company received from Millers Mutual approximately $190,000 under the Tax Allocation Agreement. Effective August 23, 1997, the Tax Allocation Agreement was terminated as it related to the Company due to the Company leaving the Millers Mutual consolidated tax group at the time of the Company's initial public offering. The agreement to terminate the Tax Allocation Agreement provides that the Company will indemnify the other members of the Millers Mutual consolidated tax group for any of the group's income taxes and related expenses attributable to the Company and Millers Mutual will indemnify the Company for any income taxes and related expenses attributable to any members of the consolidated tax group other than the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors and officers of the Company, and persons who own more than 10% of the Common Stock, to file with the Commission initial reports of Common Stock ownership and reports of changes in such ownership. A reporting person must file a Form 3 -- Initial Statement of Beneficial Ownership of Securities within 10 days after such person becomes a reporting person. A reporting person must file a Form 4 -- Statement of Changes of Beneficial Ownership of Securities within 10 days after any month in which such person's beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. Such exempt changes include stock options granted under a plan qualifying pursuant to Rule 16b-3 under the Exchange Act. A reporting person must file a Form 5 -- Annual Statement of Beneficial Ownership of Securities within 45 days after the end of the issuer's fiscal year to report any changes in ownership during such year not reported on a Form 4, including changes exempt from the reporting requirements of Form 4.

         The Commission's rules require the Company's reporting persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required with respect to the year ended December 31, 1997, the Company believes that the reporting persons have complied with all applicable Section 16(a) filing requirements for 1997 on a timely basis.

              SHAREHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

         To be considered for inclusion in the Company's proxy statement for the 1999 annual meeting, shareholder proposals must be received at the Company's principal executive office no later than December 2, 1998.

                           INCORPORATION BY REFERENCE

         With respect to any future filings with the Commission into which this Proxy Statement is incorporated by reference, the material under the headings "Joint Report of the Compensation Committee and the Board of Directors on Executive Compensation" and "Performance Graph" shall not be incorporated into such future filings.

                           FORWARD-LOOKING STATEMENTS

         All statements other than statements of historical fact included in this Proxy Statement, including without limitation statements regarding the Company's financial position, business strategy and plans and objectives of management of the Company for future operations, are forward-looking statements. When used in this Proxy Statement, words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to difficulties associated with growth, the Company's dependence on major customers and limited operating history, technological change,




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competitive factors and pricing pressures, product development risks, changes in legal and regulatory requirements and general economic conditions. Such statements reflect the current views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph.

                                  ANNUAL REPORT

         Accompanying this Proxy Statement is a copy of the Company's Annual Report for the year ended December 31, 1997, which contains financial and other information pertaining to the Company. The Annual Report does not form any part of the materials for the solicitation of proxies.

                                    FORM 10-K

         Accompanying this Proxy Statement is a copy of the Company's Form 10-K for the year ended December 31, 1997. The Annual Report does not form any part of the materials for the solicitation of proxies. THE COMPANY WILL MAIL ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 TO EACH SHAREHOLDER OR BENEFICIAL OWNER OF SHARES OF COMMON STOCK WITHOUT CHARGE UPON SUCH PERSON'S REQUEST.


                                              By Order of the Board of Directors



                                              Brenda Noel
                                              Secretary

Fort Worth, Texas
April 1, 1998



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                                    EXHIBIT A


                        INSPIRE INSURANCE SOLUTIONS, INC.
               SECOND AMENDED AND RESTATED 1997 STOCK OPTION PLAN

           [LANGUAGE ADDED TO THE CURRENT OPTION PLAN PURSUANT TO THE
         AMENDED OPTION PLAN IS IN BOLDFACE TYPE AND DOUBLE UNDERSCORED
                    AND LANGUAGE DELETED IS STRUCK THROUGH.]

                                   ARTICLE I.
                                    PURPOSES

         1.1 Purpose of Plan. The purposes of the INSpire Insurance Solutions, Inc. Second Amended and Restated 1997 Stock Option Plan (the "Plan") are to advance the interests of INSpire Insurance Solutions, Inc. (the "Company") and its shareholders by providing significant incentives to selected officers, directors and employees of the Company and its Subsidiaries (as defined herein) and to enhance the interest of such officers, directors and employees in the Company's success and progress by providing them with an opportunity to become shareholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified management and other personnel necessary for the success and progress of the Company. The Plan amends and restates the Amended and Restated 1997 Stock Option Plan adopted by the Company effective July 30, 1997 in order to (i) amend the plan by revising Section 5.4(a) to permit the Board or the Committee to include in any Stock Option Agreement issued under the Plan initially or by amendment, additional alternative methods of exercising options granted under the Plan; (ii) revise
Section 5.5(a) and Section 2.1(h) to clarify certain provisions in the definitions of Change of Control and Fair Market Value; (iii) REVISE SECTION 3.2 TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES WHICH MAY BE OPTIONED AND SOLD UNDER THE PLAN FROM 2,250,000 TO 3,000,000 SHARES OF COMMON STOCK; AND (iv) REVISE SECTION 7.1 TO CLARIFY BY WHOM THE PLAN SHALL BE ADMINISTERED.

                                   ARTICLE II.

                                   DEFINITIONS


         2.1 Definitions. Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 8.1 hereof.

                 (a) "Board" or "Board of Directors" means the Board of Directors of the Company.

                 (b) "Code" means the Internal Revenue Code of 1986, as amended.

                 (c) "Committee" means the committee of directors appointed by the Board to administer the Plan pursuant to Article VII hereof.

                 (d) "Common Stock" means the authorized common stock of the Company, par value $.01 per share, as constituted on the date the Plan becomes effective.

                 (e) "Company" means INSpire Insurance Solutions, Inc., a Texas corporation.

                 (f) "Director" means a member of the Board of Directors of the Company or a Subsidiary who is not an Employee.

                 (g) "Employee" means an officer or other employee of the Company or a Subsidiary, including a member of the Board who is also such an employee.

                 (h) "Fair Market Value" on any date for which fair market value is to be determined hereunder means the reported closing price on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotation National Market (the "NASDAQ National Market"), or, if the shares of Common Stock are not quoted on the NASDAQ National Market, the average of the highest reported bid





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and the lowest reported asked prices as furnished by the National Association of
Securities Dealers, Inc. (the "NASD") through NASDAQ, or, if not so reported through NASDAQ as reported through the National Quotation Bureau, Incorporated ("NQBI") or a similar organization if NASDAQ or NQBI is no longer reporting such information. For options approved at such times as the Common Stock is not reported or quoted by any such organization (including options approved prior to the initial public stock offering of the Company), the fair market value of the shares of Common Stock shall be the fair market value thereof determined in good faith by the Committee. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (i) "Incentive Option" means an Option intended to qualify as an incentive option under Section 422 of the Code.

                  (j) "Nonqualified Option" means an Option that does not qualify as an Incentive Option.

                  (k) "Option" means an option to purchase Common Stock granted by the Company to an Employee or a Director pursuant to Section 5.1 hereof.

                  (l) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms of an Option granted under the Plan.

                  (m) "Optionee" means an Employee or a Director to whom an Option has been granted under the Plan.

                  (n) "Plan" means the INSpire Insurance Solutions, Inc. Amended and Restated 1997 Stock Option Plan, as set forth herein and as from time to time amended.

                  (o) "Subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

                                  ARTICLE III.

                   SHAREHOLDER APPROVAL; RESERVATION OF SHARES

         3.1 Shareholder Approval. The Plan shall become effective only if, within 12 months from the date the Plan is adopted by the Board, the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company, or by the unanimous written consent of such holders, in accordance with the applicable provisions of the Articles of Incorporation and Bylaws of the Company and applicable state law.

         3.2 Shares Reserved Under Plan. The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 2,250,000 3,000,000 shares, all or any part of which may be issued pursuant to Options; provided, however, that the maximum number of shares of Common Stock which may be issued to an Optionee under the Plan during the term of the Plan shall not exceed 1,200,000 (as may be adjusted pursuant to Section 9.4 of the Plan). Shares of Common Stock issued upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been heretofore or shall be hereafter reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.4 hereof and to give effect to any amendment adopted pursuant to Article VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                                   ARTICLE IV.

                              PARTICIPATION IN PLAN

         4.1 Eligibility. Options under the Plan may be granted to any Director or Employee of the Company or a Subsidiary. The Committee shall determine those Directors or Employees to whom Options shall be granted, and, subject to Section
3.2 hereof, the number of shares of Common Stock subject to each such Option. Incentive



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Options or Nonqualified Options may be granted to an Employee. Only Nonqualified
Options may be granted to a nonemployee Director.

         4.2 Participation Not Guarantee of Employment or Retention. Nothing in this Plan or in any Option Agreement shall in any manner be construed (i) to limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment at any time, without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to an Employee to remain employed or retained by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation or (ii) limit in any way the right of the shareholders of the Company or a Subsidiary or the Board to remove any Director or fail to nominate any Director for re-election without regard to the effect of such removal or non-election of a Director on any rights such Director would have under this Plan, or give any right to a Director to continue to serve as a Director of the Company or a Subsidiary.

                                   ARTICLE V.

                          GRANT AND EXERCISE OF OPTIONS

         5.1 Grant of Options. The Committee may from time to time in its discretion grant Options to Employees or Directors. All Options under the Plan shall be granted within ten years from the date the Plan is adopted by the Board or the date the Plan is approved by holders of the Common Stock of the Company, whichever is earlier.

         5.2 Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Agreement between the Company and the Optionee in such form as the Committee shall approve and containing such provisions and conditions not inconsistent with the provisions of the Plan, including the term during which the Option may be exercised and whether in installments or otherwise, as the Committee shall determine. Each Option Agreement issued under the Plan shall contain an agreement of the Optionee with respect to nondisclosure of information, noncompete provisions and nonsolicitation of customers and employees as shall be required by the Board from each Optionee as additional consideration for the issuance of Options under the Plan.

         5.3 Option Terms. Options granted under the Plan shall be subject to the following requirements:

                  (a) Option Price. The exercise price of each Incentive Option granted under the Plan shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of any Nonqualified Options granted under the Plan shall be determined by the Committee. The exercise price of an Option may be subject to adjustment pursuant to Section 9.4 hereof.

                  (b) Term of Option. The term during which an Option is exercisable shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten years from the date of its grant.

                  (c) Nontransferability of Incentive Options. No Incentive Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Incentive Option shall be exercisable during the Optionee's lifetime only by him or her. No transfer of an Incentive Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

                  (d) Assignability of Nonqualified Options. Nonqualified Options granted hereunder may be transferred by the Optionee thereof to one or more permitted transferees; provided that (i) there may be no consideration for such transfer, (ii) the Optionee (or such Optionee's estate or representative) shall remain obligated to satisfy all employment tax and other withholding tax obligations associated with the exercise of the Options, (iii) the Optionee shall notify the Company in writing that such transfer has occurred, the identity and address of the permitted transferee and the relationship of the permitted transferee to the Optionee and (iv) such transfer shall be effected pursuant to transfer documents approved from time to time by the Committee. To the extent a Nonqualified Option transferred pursuant to this Section 5.3(d) is not fully exercisable as of the date of transfer thereof, the Optionee shall specify in the transfer document


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         whether and to what extent the transferred Options (if less than all of the Options subject to the applicable Nonqualified Stock Option Agreement) are exercisable, subject to the limitations on exercisability contained in the applicable Nonqualified Stock Option Agreement. Furthermore, to the extent the Optionee transfers Options that are not exercisable as of the date of transfer and such Options are less than all of the Options subject to the applicable Nonqualified Stock Option Agreement, the Optionee shall specify in the transfer documents, subject to the limitations on exercisability contained in the applicable Nonqualified Stock Option Agreement, when the transferred Options become exercisable as Options under the applicable Nonqualified Stock Option Agreement subsequent to such transfer. No permitted transferee may further assign or transfer the transferred Option otherwise than by will or the laws of descent and distribution. Following any permitted transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided that for purposes of Sections 5.4(a), 5.4(b), 5.5, 5.6, Article VII, and Article IX hereof the term
         "Optionee" shall be deemed to refer also to each permitted transferee. The events of termination of relationship in Article VI hereof shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Article VI and the shares issued upon exercise of Options shall be subject to repurchase pursuant to Section 9.3. The term "permitted transferees" shall mean one or more of the following: (i) any member of the optionee's immediate family;
         (ii) a trust established for the exclusive benefit of one or more members of such immediate family; or (iii) a partnership in which such immediate family members are the only partners. The term "immediate family" is defined for such purpose as spouses, children, stepchildren and grandchildren, including relationships arising from adoption.

                  (e) Time and Amount Exercisable. Each Option shall be exercisable in accordance with the provisions of the Option Agreement pursuant to which it is granted in whole, or from time to time in part, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify in the Option Agreement. Any portion of an Option which has become exercisable shall remain exercisable until it is exercised in full or it terminates or expires pursuant to the terms of the Plan or the applicable Option Agreement.

                  (f) Options Granted to Ten Percent Stockholders. No Incentive Option shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Option is granted, the exercise price of the Option is at least 110% of the Fair Market Value of the Common Stock subject to such Option and such Option, by its terms, is not exercisable after the expiration of five years from the date such Option is granted. The provisions of this Section 5.3(e) shall not apply to the grant of Nonqualified Options.

         5.4      Payment of Exercise Price and Delivery of Shares.

                  (a) Manner of Exercise. Shares of Common Stock purchased upon exercise of Options shall at the time of purchase be paid for in full. The Company shall satisfy its employment tax and other tax withholding obligations by requiring the Optionee (or such Optionee's estate or representative) to pay the amount of employment tax and withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Option. To the extent that the right to purchase shares has accrued hereunder, Options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the Option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon by the Optionee (or other person entitled to exercise the Option) and the Company, accompanied by payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the Option. Such payment shall be effected
         (i) by certified or official bank check, (ii) if so permitted by the Company, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment or withholding tax or (iii) by delivery of the equivalent thereof acceptable to the Company. The Company will, as soon as reasonably possible notify the Optionee (or such Optionee's representative) of the amount of employment tax and other withholding tax that must be paid under federal, state and local

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         law due to the exercise of the Option. At the time of delivery, the
         Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise the Option), deliver to the Optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the shares of Common Stock, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. The foregoing notwithstanding, the Committee may permit in an Option Agreement, at the time of the grant of an Option or by later amendment to an Option Agreement, an alternative exercise of an Option by a "cashless exercise" with a broker or by the surrender of the Option, if the Committee so permits, in exchange for an amount, payable in cash or shares of Common Stock (except for fractional shares which shall be paid in cash) valued at Fair Market Value as of the date of such surrender, that is equal to the difference between (i) the aggregate Fair Market Value of the shares subject to the portion of the Option being exercised, minus (ii) the total exercise price for the portion of the Option being exercised. In the applicable Option Agreement the Committee may require an Optionee to accept either cash or shares in settlement of any Option so surrendered or may permit the Optionee to request, subject to Committee approval, cash or shares to be received in settlement. Withholding upon such an alternative exercise shall be effected by any lawful means approved by the Committee and agreed to with Optionee.

                  (b) Rights of Optionee in Stock. Neither any Optionee, any permitted transferee nor the legal representatives, heirs, legatees or distributees of any Optionee or permitted transferee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or her or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of the Plan.

         5.5      Change of Control.

                  (a) A "Change of Control" for purposes of this Plan shall mean: (i) the acquisition, by a single entity (or group of affiliated entities) that is not directly or indirectly controlled by the existing shareholders, of more than 50% of the Common Stock issued and outstanding immediately prior to such acquisition; or (ii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately before such transaction own directly or indirectly, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 50% of the voting power of the surviving or acquiring corporation. All adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive for all purposes of the Plan and of each Option Agreement.

                  (b) Change of Control with Provision Being Made Therefor. If in connection with a Change of Control a written provision is made for the assumption and continuance of any Option granted under the Plan, or the substitution for such option of a new Option covering the shares of the successor employer corporation, with appropriate adjustment as to the number and kind of shares and prices, the option granted under the Plan, or the new Option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

                  (c) Change of Control Without Provision Being Made Therefor. If no written provision is made in connection with a Change of Control for the continuance and assumption of any Option granted under the Plan or for the substitution of any Option covering the shares of the successor employer corporation, then, the holder of any such Option shall be entitled, prior to the effective date of any such Change of Control, to purchase the full number of shares not previously exercised under such Option, without regard to the periods and installments of exercisability made pursuant to Section 5.3 if (and only if)




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         such Option has not at that time expired or been terminated, failing which purchase, any unexercised portion shall be deemed cancelled as of the effective date of such Change of Control.

         5.6 Dissolution or Liquidation of the Company. In the event of the proposed dissolution or liquidation of the Company, the Options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than 15 days' prior written notice of the date so fixed shall be given to the Optionee, and the Optionee shall have the right, during the 15-day period preceding such termination, to exercise his or her Option.

                                   ARTICLE VI.

                    TERMINATION OF EMPLOYMENT OR DIRECTORSHIP

         6.1 Termination of Employment for Cause. In the event that an Optionee is an Employee and such Optionee's employment by the Company or a Subsidiary shall terminate for Cause (as hereinafter defined), the Options granted to the Optionee pursuant to this Plan shall terminate immediately upon termination of employment. For the purposes of this Plan, the term "Cause" shall mean "Cause" as defined in any written employment agreement in effect between the applicable Optionee and the Company or a Subsidiary, or if such Optionee is not a party to a written employment agreement in which Cause is defined, then Cause shall mean
(i) the failure by such Optionee to substantially perform his or her duties with the Company or a Subsidiary in a manner reasonably deemed satisfactory by the Board of Directors, (ii) the abuse of illegal drugs or other controlled substances or the intoxication of Optionee during working hours, (iii) the arrest for, or conviction of, a felony, (iv) the unexcused absence by such Optionee from Optionee's regular job location for more than five consecutive days or for more than the aggregate number of days permitted to Optionee under Company vacation and sick leave policies applicable to Optionee or (v) any conduct or activity of such Optionee deemed injurious to the Company in the reasonable discretion of the Board of Directors.

         6.2 Termination of Directorship. In the event that an Optionee is a Director and such Optionee fails to be reelected as a Director, resigns as a Director or is removed as a Director (other than due to Optionee's disability as defined in Section 6.3 hereof), the Options granted to such Optionee pursuant to this Plan shall terminate on the date such Optionee ceases to be a Director.

         6.3      Death or Disability.

                  (a) In the event that an Optionee shall die while employed by, or serving as a Director of, the Company or a Subsidiary or if Optionee's employment by, or service as a Director of, the Company or a Subsidiary is terminated because Optionee has become disabled, Optionee, his or her estate, or beneficiary shall have the right to exercise his or her Option at any time within 60 days from the date of death of Optionee or termination of Optionee's employment by, or service as a Director of, the Company or a Subsidiary due to disability, as the case may be, only to the extent the Optionee was entitled to exercise his or her Option immediately prior to such occurrence. To the extent that the Option is not so exercised, it shall expire at the end of such 60 day period. For purposes of this Plan, disability shall be as defined in any written employment agreement in effect between the applicable Optionee and the Company or a Subsidiary, or if such Optionee is not a party to a written employment agreement in which disability is defined, an Optionee shall be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 6 months.

                  (b) If an Optionee dies during the 60-day period after the termination of his or her position as an Employee or Director of the Company or a Subsidiary and at the time of his or her death the Optionee was entitled to exercise an Option theretofore granted to him or her, the Option shall, unless the applicable Option Agreement provides otherwise, expire 60 days after the date on which his or her position as an Employee or Director of the Company or a Subsidiary terminated, but in no event, later than the date on which the Option would have expired if the Optionee had lived. Until the expiration of such 60-day period, the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only




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         to the extent that the Optionee was entitled to exercise the Option at the date of his or her death and, to the extent the Option is not so exercised, it shall expire at the end of such 60-day period.

         6.4 Other Terminations. In the event that termination of employment with the Company occurs other than for Cause or for death or disability pursuant to Sections 6.1 or 6.3 above, or in the event that the directorship of an Optionee who is a Director is terminated for reasons other than the removal, resignation, death or disability of such Director, the applicable Optionee shall have the right to exercise his or her Option at any time within 60 days after such termination to the extent he or she was entitled to exercise the same immediately prior to such termination. To the extent that the Option is not so exercised, it shall expire at the end of such 60 day period.

         6.5 Subject to Repurchase. All shares of Common Stock purchased by an Optionee or his or her estate or beneficiary shall be subject to repurchase by the Company pursuant to Section 9.3 of this Plan.

         6.6 Alternative Provisions. The provisions of this Article VI shall apply to all Options granted under the Plan except to the extent expressly provided otherwise in any Option Agreement.

                                  ARTICLE VII.

                             ADMINISTRATION OF PLAN

         7.1 Administration. The Plan shall be administered by the Board of Directors or a Committee of the Board of Directors consisting of not less than three DIRECTORS WHO QUALIFY AS Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) AND "OUTSIDE DIRECTORS" FOR PURPOSES OF SECTION 162(M) OF THE CODE as may be appointed by the Board of the Company, all of whom are members of the Board. Any such committee appointed by the Board, or the Board itself during such periods as no such properly constituted and appointed committee exists, is herein referred to as the "Committee." A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee approved at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority (i) to interpret the Plan and each of the Option Agreements, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and (iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement. The determination by the Committee in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons, including, without limitation, the Company, the shareholders of the Company, the Committee, and each of the members thereof and the Optionees and their respective successors in interest.

         7.2 Liability. No member of the Board or any Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Board or any Committee in connection with the Plan, except for his or her own willful misconduct or gross negligence (unless the Company's Articles of Incorporation or Bylaws, or any indemnification agreement between the Company and such person, in each case in accordance with applicable law, provides otherwise). The Board and any Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the duties or the Board or any Committee under the Plan at the Company's expense.

         7.3 Determinations. In making its determinations concerning the Optionees who shall receive Options as well as the number of shares to be covered thereby and the time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by the respective Optionees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall determine the form of Option Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan, the Company's Articles of Incorporation or Bylaws. The Committee may waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of the Plan, the Company's Articles of Incorporation or Bylaws. The determinations of the Committee under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.



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                                  ARTICLE VIII.

                        AMENDMENT AND TERMINATION OF PLAN

         8.1 Amendment of Plan. The Plan may be amended at any time and from time to time by the Board, but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to Options granted under the Plan, (ii) decreases the minimum Option exercise price provided in the Plan, (iii) extends the period during which Options may be granted pursuant to the Plan, (iv) changes the class of individuals eligible to be granted Options, or (v) has the effect of any of the above shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company, or the unanimous written consent of such holders, in accordance with the applicable provisions of the Articles of Incorporation and Bylaws of the Company and applicable state law. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

         8.2 Termination. The Board may, at any time, terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on February 28, 2007. No Options may be granted after the Plan has terminated but the Committee shall continue to supervise the administration of Options previously granted.

         8.3 Tax Status of Options. To the extent applicable, the Plan is intended to permit the issuance of Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to the provision of Section 8.1 of the Plan, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Options previously granted, if such amendment or modification is necessary for the Plan and Options granted hereunder to qualify under said provision of the Code. All Options granted under the Plan to Employees shall be intended to qualify as incentive stock options under Section 422 of the Code to the extent that any portion of the Options granted meet the requirements of Section 422 of the Code. To the extent that any portion of the Options granted under the Plan do not meet the requirements of Section 422 of the Code, such Options shall be deemed to be Nonqualified Options. Nothing in the Plan shall be deemed to prohibit the issuance of Nonqualified Options to Employees under the Plan. Any Options issued to Directors shall be Nonqualified Options.

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

         9.1 Restrictions Upon Grant of Options. If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued on the exercise of Options granted under the Plan (whether to permit the grant of Options the issuance of shares of Common Stock to any permitted transferee or the resale or other disposition of any such shares of Common Stock by or on behalf of the Optionees receiving such shares) should be or become necessary or desirable, the Board in its sole discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its reasonable best efforts to effect any such listing, registration or qualification; provided, however, that the Company shall not be required to use its reasonable best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8. In no event shall the Company be required to register shares of Common Stock for issuance to a permitted transferee and any requested exercise of Options by a permitted transferee shall be subject to any applicable prior registration of the shares of Common Stock issuable upon such exercise.

         9.2 Restrictions Upon Resale of Unregistered Stock. Each Optionee shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Act, (ii) that such Optionee is acquiring such shares of Common Stock for his or her own account and not with a view to the distribution thereof and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Optionee unless such Optionee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.



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         9.3      Repurchase by the Company.

                  (a) The Company shall have the right, exercisable within 60 days after the later of (i) the date of Optionee's termination of employment with the Company or a Subsidiary or termination of service as a Director or (ii) the date of the exercise by any person other than Optionee of the Option pursuant to any provision of this Plan, to purchase any shares of Common Stock (or securities into which any Common Stock has been converted) that were acquired pursuant to the exercise of an Option under this Plan ("Option Shares"). To the extent that an Optionee holds exercisable Options at the time of termination of employment or termination of service as a Director, the Company may elect to purchase such exercisable Options in the same manner as the Option Shares at a price equal to the Repurchase Price (as hereinafter defined) less the exercise price of such exercisable Options.

                  (b) The Repurchase Price for the purchase of the Option Shares shall be determined as follows:

                          (i) if the Common Stock has been registered pursuant
                  to a registration statement filed under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder (the "Act"), then the Repurchase Price per share shall be equal to the average closing price per share of the Common Stock for the 30 days preceding the date of termination of employment by the Company or a Subsidiary as published in the Wall Street Journal; or

                          (ii) if the Common Stock has not been registered
                  under the Act, then the price shall be the book value per share of Common Stock as of the last day of the month during which termination of employment with the Company or a Subsidiary (or termination of service as a Director occurs) as determined by the formula:

                          P = A-L
                              ---
                                S

                          P = the purchase price (book value) per Option Share,

                          A = the total assets of the Company and its
                              Subsidiaries (determined pursuant to generally accepted accounting principles) shown on the Company's balance sheet for the most recent fiscal year ended,

                          L = the total liabilities of the Company and its
                              Subsidiaries (determined pursuant to generally accepted accounting principles) shown on the Company's balance sheet for the most recent fiscal year ended,

                          S = the total number of shares of capital stock of
                              the Company outstanding on a fully diluted basis as shown on the Company's balance sheet for the most recent fiscal year ended and as adjusted for any capital transactions, dividends, or reclassification of stock subsequent to such date.

                  (c) To the extent that the Company has the right to purchase Option Shares, the Company may exercise such right by delivery (upon or within sixty days after the later of Optionee's termination of employment with the Company or a Subsidiary (or termination of service as a Director) or exercise by a person other than Optionee of the Option) of written notice to the Optionee (or such other person exercising such Option) stating the full number of Option Shares that the Company has elected to purchase, the purchase price per Option Share, and the time of purchase (which time shall not be earlier than 5 days from the date of notice). At the time of purchase, the Optionee shall deliver the certificate or certificates representing his Option Shares to the Company at its offices and shall execute any stock powers or other instruments as may be necessary to transfer full ownership of the Option Shares to the Company. At the time of purchase, the Company shall issue its own check within 60 days to the Optionee in an amount equal to the aggregate purchase price for the Option Shares for which the Company has exercised its right to purchase, less any amounts required to be withheld under applicable laws. In the event of Optionee's death or disability, the Company's right to purchase and the manner of purchase shall apply with regard to the Optionee's estate, beneficiary, administrator or personal representative.



         9.4 Adjustments. The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares issued upon exercise of outstanding Options, shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger consolidation, reorganization, combination or exchange of shares or other similar event.

         9.5 Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

         9.6      Substitution of Options.

                  (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

                  (b) Options may be granted under the Plan in substitution for options held by individuals who are employees or directors of another corporation and who become Employees or Directors of the Company or any Subsidiary of the Company eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

         9.7      Restrictive Legends.

                  (a) Certificates representing shares of Common Stock delivered pursuant to the exercise of Options shall bear an appropriate legend referring to the terms, conditions and restrictions described in this Plan. Any attempt to dispose of any such shares of Common Stock in contravention of the terms, conditions and restrictions described in the Plan shall be ineffective, null and void, and the Company shall not effect any such transfer on its books.

                  (b) Any shares of Common Stock of the Company received by an Optionee (or his or her heirs, legatees, distributees or representative) as a stock dividend on, or as a result of a stock split, combination, exchange of shares, reorganization, merger, consolidation or otherwise with respect to, shares of Common Stock received pursuant to the exercise of Options, shall be subject to the terms and conditions of the Plan and bear the same legend as the shares received pursuant to the exercise of Options.

         9.8 Notices. Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

         9.9 Prior Option Agreements. Each Option Agreement entered into prior to the effective date of this INSpire Insurance Solutions, Inc. Second Amended and Restated 1997 Stock Option Plan is hereby amended to conform to the provisions of the Plan.

         9.10 Effective Dates. The Plan originally became effective on March 12, 1997. The second amendment and restatement effected hereby is effective July 30, 1997, February 16, 1998, subject to any required shareholder approval.




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
                                                              PRELIMINARY COPIES


         IN WITNESS WHEREOF, upon authorization of the Board of Directors and the Shareholders of the Company, the undersigned has caused the INSpire Insurance Solutions, Inc. Second Amended and Restated 1997 Stock Option Plan to be executed effective as of the 30th day of July 1997 16TH DAY OF FEBRUARY 1998.



                                           -------------------------------------
                                           F. George Dunham, III
                                           President and Chief Executive Officer

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                                   APPENDIX I

                        INSPIRE INSURANCE SOLUTIONS, INC.
                               300 Burnett Street
                          Fort Worth, Texas 76102-2799

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                      OF INSPIRE INSURANCE SOLUTIONS, INC.

         I hereby appoint F. George Dunham, III and Terry G. Gaines, or any one of them acting in the absence of the other, as proxyholders, each with the power to appoint his substitute, and hereby authorize them to represent me and to vote for me as designated below, at the annual meeting (the "Annual Meeting") of INSpire Insurance Solutions, Inc., a Texas corporation (the "Company"), to be held on April 21, 1998, at 10:00 a.m., Fort Worth, Texas, time, at the Worthington Hotel, 200 Main Street, Fort Worth, Texas 76102, and at any postponement or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed below. This proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

(1) The proposal to elect R. Earl Cox, III as director to the Company's Board of Directors for a term of three (3) years:

                 FOR               AGAINST             ABSTAIN
                 [ ]                 [ ]                  [ ]

(2) The proposal to approve and ratify the Company's Second Amended and Restated 1997 Stock Option Plan:

                 FOR               AGAINST             ABSTAIN
                 [ ]                 [ ]                  [ ]

(3)  The proposal to amend the Company's 1997 Director Stock Option Plan:

                 FOR               AGAINST             ABSTAIN
                 [ ]                 [ ]                  [ ]

(4) The proposal to authorize any officer or officers of the Company to negotiate, and cause the Company to enter into, a lease agreement with the Partnership (as defined in the Proxy Statement) with respect to office space in building located at 300 Burnett Street, Fort Worth, Texas:

                 FOR               AGAINST             ABSTAIN
                 [ ]                 [ ]                  [ ]

(5) The proposal to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1998:

                 FOR               AGAINST             ABSTAIN
                 [ ]                 [ ]                  [ ]


         The undersigned hereby acknowledges receipt of the Proxy Statement dated April 1, 1998 and hereby revokes any proxy or proxies heretofore given to vote at said meeting or any adjournment thereof.

   (PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED AND
                              POSTMARKED ENVELOPE)


Signature                                          Date                   , 1998
          ------------------------------------          ------------------
Name
    ------------------------------------------
                (Please print)

                                   APENDIX II


                       INSPIRE INSURANCE SOLUTIONS, INC.
                        1997 DIRECTOR STOCK OPTION PLAN

         Section 1. Purpose. The purpose of the INSpire Insurance Solutions, Inc. 1997 Director Stock Option Plan (the "Plan") is to promote the interests of INSpire Insurance Solutions, Inc., a Texas corporation (the "Company"), and the interests of the Company's shareholders by providing an opportunity to nonemployee directors of the Company to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such nonemployee directors and to encourage them to devote their best efforts to the business and financial success of the Company. Under the Plan, the Committee shall automatically grant "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto to each nonemployee director of the Company under the terms and conditions described below.

         Section 2. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

         2.1 "Board of Directors" shall mean the Board of Directors of the Company.

         2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 "Committee" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

         2.4 "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

         2.5 "Nonemployee Director" shall mean any director of the Company on the date of an award hereunder who is not an employee of the Company or an employee of any Parent or Subsidiary of the Company.

         2.6 "Non-Qualified Options" or "Options" shall mean options granted to a Participant pursuant to the Plan that are intended to be, and qualify as, "nonqualified stock options" as described in Treasury Regulation
Section 1.83-7 or any successor regulation thereto and that shall not constitute nor be treated as an incentive stock options (as defined in Section 422(b) of the Code).

         2.7 "Participant" shall mean any Nonemployee Director to whom any Non-Qualified Options are granted under the Plan.

         2.8     "Parent of the Company" shall have the meaning set forth in
Section 424(e) of the Code.

         2.9 "Subsidiary of the Company" shall have the meaning set forth in Section 424(f) of the Code.

         Section 3.       Eligibility.  Subject to the share limitations of
Section 4.1 hereof, each Nonemployee Director shall automatically receive grants of Non-Qualified Options to purchase Common Stock as follows:


         (a) each Nonemployee Director who serves as a director on the date of adoption of the Plan shall be granted Non-Qualified Options to purchase 2,500 shares of Common Stock on the date of the initial public offering of the Common Stock at an exercise price equal to the initial price to the public of the Common Stock offered and sold by the Company in its initial public offering;

         (b) each Nonemployee Director who is first elected (or appointed to fill a vacancy) as a director of the Company after the initial public offering of Common Stock by the Company shall be granted Non-Qualified Options to purchase 2,500 shares of Common Stock on the day immediately after the date on which such Nonemployee Director is first elected (or appointed) as a director of the Company; and

         (c) each Nonemployee Director who has previously been granted Non-Qualified Options under the Plan shall be granted additional Non-Qualified Options to purchase 250 shares of Common Stock on the day immediately after each annual meeting subsequent to which such Nonemployee Director is first elected (or appointed) as a Director of the Company if such Nonemployee Director continues to serve as a Director on such date of grant.

         Section 4.       Common Stock Subject to the Plan.

         4.1 Number of Shares. The total number of shares of Common Stock for which Non-Qualified Options may be granted under the Plan shall not exceed in the aggregate 50,000 shares of Common Stock (subject to adjustment as provided in section 6 hereof). If on any date upon which Non-Qualified Options are to be granted hereunder, the number of shares of Common Stock remaining available for issuance under the Plan is insufficient for the grant of the total number of Non-Qualified Options to all Nonemployee Directors otherwise entitled thereto pursuant to Section 3 above, then each Nonemployee Director shall receive Non-Qualified Options to purchase a proportionate number of the available number of shares remaining (rounded down to the greatest number of whole shares of Common Stock available).

         4.2 Reissuance. The shares of Common Stock that may be subject to Non-Qualified Options granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Board of Directors may determine. In the event that any outstanding Non-Qualified Options expire or are terminated for any reason, the shares allocable to such Non-Qualified Options may again be subject to Non-Qualified Options granted under the Plan.

         Section 5.       Administration of the Plan

         5.1 Administration. The Plan shall be administered by the entire Board of Directors or by a committee of the Board of Directors (the "Committee") established by the Board of Directors and consisting of no less than three Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.) Any Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. To the extent that the Plan is administered by the entire Board of Directors, the term "Committee" shall be deemed to refer to the Board of Directors.

         5.2 Grant of Non-Qualified Options. Upon each grant of Non-Qualified Options hereunder, the Committee, on behalf of the Company, shall enter into, execute, and deliver to the Participant a stock option agreement ("Non-Qualified Stock Option Agreement") relating to such Non-Qualified Options, which agreement shall contain the following terms and conditions, together with such other terms and conditions which are determined by the Committee and are not inconsistent with any of the following terms and conditions or with any other provision of the Plan:

         (a) Such Non-Qualified Options shall expire on the tenth anniversary of the date of grant thereof, or, if earlier, three (3) months after the date the Participant ceases to be a director of the Company other than by reason of death or disability, in which case the three (3) month period shall be extended to one (1) year for the Participant or, in the case of his death, his legal representative, legatee, or distributee.

         (b)     The exercise price of the Non-Qualified Options granted under
Section 3(a) of the Plan shall be the initial price to public of the Common Stock sold by the Company in its initial public offering. The exercise price of all other Non-Qualified Options granted under the Plan shall be equal to the fair market value on the date of grant of such Non-Qualified Options. For purposes of the Plan, the fair market value per share of Common Stock as of any day shall be deemed to be the average of the daily closing prices per share of Common Stock for the 30 consecutive trading days that such shares were traded ending on the 15th day before such date. The closing price for each day shall be the reported closing price on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotation National Market (the "NASDAQ National Market"), or, if the shares of Common Stock are not quoted on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ, or, if not so reported through NASDAQ as reported through the National Quotation Bureau, Incorporated ("NQBI") or a similar organization if NASDAQ or NQBI is no longer reporting such information. If the Common Stock is not reported or quoted by any such organization on any of the 30 consecutive days ending on the 15th day before the date of grant, the fair market value of the shares of Common Stock subject to Non-Qualified Options on the date the Options are granted shall be the fair market value thereof determined in good faith by the

Board of Directors. The fair market value of Shares of Common Stock subject to Options shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         (c) The Non-Qualified Options granted hereunder shall be one hundred percent (100%) vested and exercisable at all times on and after a Registration Statement on Form S-8 has been filed with the Securities and Exchange Commission with respect to the Plan and becomes effective.

         (d) Subject to the prior consent of the Committee, Options granted hereunder may be transferred by the Participant thereof to one or more permitted transferees; provided that (i) there may be no consideration for such transfer, (ii) the Participant (or such Participant's estate or representative) shall remain obligated to satisfy all employment tax and other withholding tax obligations associated with the exercise of the Options, (iii) the Participant shall notify the Company in writing that such transfer has occurred, the identity and address of the permitted transferee and the relationship of the permitted transferee to the Participant and (iv) such transfer shall be effected pursuant to transfer documents approved from time to time by the Committee. To the extent an Option transferred pursuant to this Section 5.2(d) is not fully exercisable as of the date of transfer thereof, the Participant shall specify in the transfer document whether and to what extent the transferred Options (if less than all of the options subject to the applicable Non-Qualified Stock Option Agreement) are exercisable, subject to the limitations on exercisability contained in the applicable Non-Qualified Stock Option Agreement. Furthermore, to the extent the Participant transfers Options that are not exercisable as of the date of transfer and such Options are less than all of the Options subject to the applicable Non-Qualified Stock Option Agreement, the Participant shall specify in the transfer documents, subject to the limitations on exercisability contained in the applicable Non-Qualified Stock Option Agreement, when the transferred Options become exercisable as Options under the applicable Non-Qualified Stock Option Agreement generally become exercisable subsequent to such transfer. Any permitted transferee may not further assign or transfer the transferred Option otherwise than by will or the laws of the descent and distribution. Following any permitted transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided that for purposes of Sections 5.2(e) and 8 hereof the term "Participant" shall be deemed to refer also to each permitted transferee. The events of termination of relationship in Section 5.2(a) hereof shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 5.2(a). The term "permitted transferees" shall mean one or more of the following: (i) any member of the Participant's immediate family; (ii) a trust established for the exclusive benefit of one or more members of such immediate family; or (iii) a partnership in which such immediate family members are the only partners. The term "immediate family" is defined for such purpose as spouses, children, stepchildren and grandchildren, including relationships arising from adoption.

         (e) Shares of Common Stock purchased upon exercise of Options shall at the time of purchase be paid for in full. The Company shall satisfy its employment tax and other tax withholding obligations by requiring the Participant (or such Participant's permitted transferee, estate or representative) to pay the amount of employment tax and withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Option. To the extent that the right to purchase shares has accrued hereunder, Options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the Option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon by the Participant (or other person entitled to exercise the Option) and the Company, accompanied by payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the Option. Such payment shall be effected
(i) by certified or official bank check, (ii) if so permitted by the Company, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment or withholding tax, or (iii) by delivery of the equivalent thereof acceptable to the Company. The Company will, as soon as reasonably possible notify the Participant (or such Participant's representative) of the amount of employment tax and other withholding tax that must be paid under federal, state and local law due to the exercise of the Option. At the time of delivery, the Company shall, without transfer or issue tax to the Participant (or other person entitled to exercise the Option), deliver to the Participant (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the shares of Common Stock, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

         5.3 Interpretation. The Committee shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

         5.4 Finality. The interpretation and construction by the Committee of any provisions of the Plan, any Options granted hereunder or any agreement evidencing any such Options shall be final and conclusive upon all parties.

         5.5 Voting. Subject to Sections 3 and 5.2 hereof, members of the Committee may vote on any matter affecting the administration of the Plan or the granting of Options under the Plan.

         5.6 Expenses, Etc. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

         5.7 Indemnification. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Options granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law.

         Section 6. Adjustments. In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or increased because of any dividends paid in Common Stock, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the exercise price per share) subject to any unexercised Options (to the nearest possible full share); and (ii) the number of shares of Common Stock for which Options may be granted under the Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

         Section 7. Effect of the Plan on Participant's Relationship with the Company. Neither the Plan nor any Options granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue to serve as a director of (or otherwise provide services to) the Company or limit in any respect the right of the Company to terminate such Participant's relationship with the Company at any time. No person or entity shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of any Shares until the Options granted with respect to such Shares shall have been exercised in accordance with the provisions of the Plan.

         Section 8.       Amendment of the Plan.

         (a) The Board of Directors may amend the Plan from time to time as it deems desirable; provided, however, that, (1) no such amendment shall deprive any Participant of any Options theretofore granted under the Plan, without the consent of such Participant, or of any of his or her rights thereunder or with respect thereto; and (2) without the approval of the holders of a majority of the stock of the Company present, or represented, and entitled to vote thereon at a meeting, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 6 hereof) the aggregate number of shares of Common Stock for which Options may be granted hereunder, or (ii) to make any other change requiring shareholder approval under (A) any applicable rule, regulation, or procedure of any national securities exchange or securities association upon which any securities of the Company are listed (or any listing agreement with any such securities exchange or securities association), or (B) Rule 16b-3 promulgated under the Exchange Act.

         (b) Notwithstanding anything to the contrary above, the Plan may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules thereunder.

         Section 9. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate on December 31, 2007. No Options may be granted hereunder after termination of the Plan. The termination of the Plan shall not alter or impair any rights or obligations under any Options theretofore granted under the Plan.

         Section 10. Effective Date of the Plan. The Plan is effective on July 30, 1997, which was the date of its adoption by the Board of Directors of the Company and its approval by the written consent of the sole shareholder of the Company.

         Section 11. Legal Restrictions. Nothing herein, in any agreement entered into hereunder, or in any Options granted hereunder, shall require the Company to sell or issue any Common Stock pursuant to an Option if such sale or issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable federal or state statute, rule, or regulation, as then in effect. At the time of any grant or exercise of any Options, or sale or issuance of common Stock pursuant thereto, the Company may, as a condition precedent to the sale or issuance of such Common Stock, require from the holder of the Options (or in the event of his death, his legal representatives, legatees, or distributees) such written representations, if any, concerning his (or the transferee's) intentions with regard to the retention or disposition of the Common Stock being acquired pursuant to such Options, and such written covenants and agreements, if any, as to the manner of disposal of such Common Stock as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by such holder (or in the event of his death, his legal representatives, legatees, or distributees) will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable federal or state statute, rule, or regulation, as then in effect. Certificates for Common Stock, when issued, shall have appropriate legends, or statements of other applicable restrictions, endorsed thereon, and may or may not be immediately transferable.

         Section 12. Governing Law. All questions arising with respect to the provisions of the Plan or any agreement entered into hereunder or any Option shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law.





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



                                  APPENDIX III

                                FIRST AMENDMENT
                                       TO
                     THE INSPIRE INSURANCE SOLUTIONS, INC.
                        1997 DIRECTOR STOCK OPTION PLAN


         This First Amendment to the INSpire Insurance Solutions, Inc. Director Stock Option Plan (the "Plan") hereby amends the Plan as follows effective as of February 16, 1998:

         1. Section 3(c) of the Plan, which describes the amount of stock options granted annually to Nonemployee Directors, hereby is amended by deleting the sentence thereof and inserting in its place the following sentence:

         "each Nonemployee Director who has previously been granted Non-Qualified Options under the Plan shall be granted additional Non-Qualified Options to purchase 2,500 shares of Common Stock on the day immediately after each annual meeting subsequent to which such Nonemployee Director is first elected (or appointed) as a Director of the Company if such Nonemployee Director continues to serve as a Director on such date of grant."

         2. As amended by the foregoing, the Plan shall remain in full force and effect.


                                      INSPIRE INSURANCE SOLUTIONS, INC.


                                      By:
                                         ---------------------------------------

                                         F. George Dunham, III
                                         President and Chief Executive Officer